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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ____________________

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                        TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                 OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)____

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

    A NATIONAL BANKING ASSOCIATION                           74-0800980
 (State of Incorporation if not a U.S.                   (I.R.S. Employer
            national bank)                              Identification No.)

           712 MAIN STREET
           HOUSTON, TEXAS                                       77002
   (Address of principal executive                           (Zip Code)
              offices)

                                ________________

                            ENRON OIL & GAS COMPANY
              (Exact name of obligor as specified in its charter)


              DELAWARE                                      47-0684736
   (State or other jurisdiction of                       (I.R.S. Employer
   incorporation or organization)                       Identification No.)
          1400 SMITH STREET
           HOUSTON, TEXAS                                      77002
   (Address of principal executive                          (Zip Code)
              offices)

                              ____________________

                          ENRON OIL & GAS COMPANY DEBT
                                   SECURITIES
                            (Title of the indenture
                                  securities)

================================================================================

ITEM 1.  GENERAL INFORMATION.

                 FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

                 (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                          Comptroller of the Currency, Washington, D.C. Federal Deposit Insurance Corporation, Washington, D.C.
                          Board of Governors of The Federal Reserve System, Washington, D.C.

                 (B)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST
                          POWERS.

                          Yes.


ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

                 IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                 The obligor is not an affiliate of the trustee. (See Note on Page 6.)


ITEM 3.  VOTING SECURITIES OF THE TRUSTEE.

                 FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE:


                 COL. A                                 COL. B
             TITLE OF CLASS                        AMOUNT OUTSTANDING
             --------------                        ------------------

Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 4.  TRUSTEESHIPS UNDER OTHER INDENTURES.

                 IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING
INFORMATION:

                 (A) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

                 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

                 (B) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF
         SECTION 310(B)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

                 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

                 IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

                 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 6.  VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
         OFFICIALS.

                 FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

           COL. A                     COL. B                      COL. C                      COL. D

                                                                                          PERCENTAGE OF
                                                                                        VOTING SECURITIES
                                                                                          REPRESENTED BY
                                                               AMOUNT OWNED                AMOUNT GIVEN
       NAME OF OWNER              TITLE OF CLASS               BENEFICIALLY                 IN COL. C
       -------------              --------------               ------------              ---------------


              Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 7.  VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
         OFFICIALS.

                 FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.


           Col. A                     Col. B                      Col. C                      Col. D
                                                                                            Percent of
                                                                                        voting securities
                                                                                          represented by
                                                               Amount owned                amount given
       Name of owner              Title of class               beneficially                 in Col. C
       -------------              --------------               ------------             -----------------


             Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

                 FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE.

           COL. A                     COL. B                      COL. C                      COL. D

                                   WHETHER THE                 AMOUNT OWNED
                                    SECURITIES             BENEFICIALLY OR HELD          PERCENT OF CLASS
                                    ARE VOTING            AS COLLATERAL SECURITY          REPRESENTED BY
                                   OR NONVOTING              FOR OBLIGATIONS               AMOUNT GIVEN
       TITLE OF CLASS               SECURITIES                  IN DEFAULT                  IN COL. C
       --------------              ------------           ----------------------         ----------------

               Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 9.  SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

                 IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.


           COL. A                     COL. B                      COL. C                      COL. D
                                                               AMOUNT OWNED
                                                           BENEFICIALLY OR HELD          PERCENT OF CLASS
                                                          AS COLLATERAL SECURITY          REPRESENTED BY
     NAME OF ISSUER AND               AMOUNT                FOR OBLIGATIONS IN             AMOUNT GIVEN
       TITLE OF CLASS              OUTSTANDING              DEFAULT BY TRUSTEE              IN COL. C
     ------------------            -----------            ----------------------         ----------------


              Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

                 IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON:

           COL. A                     COL. B                      COL. C                      COL. D

                                                               AMOUNT OWNED
                                                           BENEFICIALLY OR HELD          PERCENT OF CLASS
                                                          AS COLLATERAL SECURITY          REPRESENTED BY
     NAME OF ISSUER AND               AMOUNT                FOR OBLIGATIONS IN             AMOUNT GIVEN
       TITLE OF CLASS              OUTSTANDING              DEFAULT BY TRUSTEE              IN COL. C
     ------------------            -----------            ----------------------         ----------------

             Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

                 IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

           COL. A                     COL. B                      COL. C                      COL. D

                                                               AMOUNT OWNED
                                                           BENEFICIALLY OR HELD          PERCENT OF CLASS
                                                          AS COLLATERAL SECURITY          REPRESENTED BY
     NAME OF ISSUER AND               AMOUNT                FOR OBLIGATIONS IN             AMOUNT GIVEN
       TITLE OF CLASS              OUTSTANDING              DEFAULT BY TRUSTEE              IN COL. C
     ------------------            -----------            ----------------------         ----------------

          Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 12.         INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

                 EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:


               COL. A                               COL. B                               COL. C

              NATURE OF                             AMOUNT
            INDEBTEDNESS                          OUTSTANDING                           DATE DUE
            ------------                          ------------                          --------


           Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 13.         DEFAULTS BY THE OBLIGOR.

                 (A) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

                 There is not, nor has there been, a default with respect to
the securities under this indenture.   (See Note on Page 6.)

                 (B) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

                 There has not been a default under any such indenture or
series.   (See Note on Page 6.)


ITEM 14.         AFFILIATIONS WITH THE UNDERWRITERS.

                 IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 15.         FOREIGN TRUSTEE.

                 IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

                 Not applicable.


ITEM 16.         LIST OF EXHIBITS.

                 LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

         o1      --       A copy of the articles of association of the trustee as now in effect.
         #2      --       A copy of the certificate of authority of the trustee to commence business.
         *3      --       A copy of the authorization of the trustee to exercise corporate trust powers.
       [ ]4      --       A copy of the existing by-laws of the trustee.
          5      --       Not applicable.
          6      --       The consent of the trustee required by Section 321(b) of the Act.
          7      --       A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.
          8      --       Not applicable.
          9      --       Not applicable.
    ------------
         o                Incorporated by reference to exhibit bearing the same designation and previously filed with the
                          Securities and Exchange Commission as an exhibit to the Form S-3 File No. 33-56195.

         #                Incorporated by reference to exhibit bearing the same designation and previously filed with the
                          Securities and Exchange Commission as an exhibit to the Form S-3 File No. 33-42814.

         *                Incorporated by reference to exhibit bearing the same designation and previously filed with the
                          Securities and Exchange Commission as an exhibit to the Form S-11 File No. 33-25132.

         [ ]              Incorporated by reference to exhibit bearing the same designation and previously filed with the
                          Securities and Exchange Commission as an exhibit to the Form S-3 File No. 33-65055.

                                 ------------

                                      NOTE

         Inasmuch as this Form T-1 is filed prior to the ascertainment of all facts on which to base responsive answers to Items 2 and 13, the answers to said Items are based on incomplete information. Such items may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                   SIGNATURE

                 PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939, THE TRUSTEE, TEXAS COMMERCE BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF HOUSTON AND STATE OF TEXAS, ON THE 9TH DAY OF AUGUST, 1996.

                                        TEXAS COMMERCE BANK
                                        NATIONAL ASSOCIATION


                                        By: /s/ Wayne Mentz
                                            ----------------------------------
                                            Wayne Mentz
                                            Assistant Vice President and Trust
                                             Officer

                                                                       Exhibit 6


                               CONSENT OF TRUSTEE


         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue of Enron Oil & Gas Company Debt Securities, we hereby consent that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                        TEXAS COMMERCE BANK NATIONAL ASSOCIATION




                                        By: /s/ Wayne Mentz
                                            -----------------------------------
                                            Wayne Mentz
                                            Assistant Vice President and Trust
                                             Officer


Dated: August 9, 1996

                                                                       EXHIBIT 7

                               Board of Governors of the Federal Reserve System OMB Number: 7100-0036

                               Federal Deposit Insurance Corporation
                               OMB Number: 3064-0052

                               Office of the Comptroller of the Currency
                               OMB Number: 1557-0081

                               Expires March 31, 1999

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL
- --------------------------------------------------------------------------------

[LOGO]                         Please refer to page 1,                      [1]
                               Table of Contents, for
                               the required disclosure
                               of estimated burden.

- --------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES -- FFIEC 031

                                                 (960630)
REPORT AT THE CLOSE OF BUSINESS JUNE 30, 1996  ------------
                                               (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

- --------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Kenneth L. Tilton, Executive Vice President
   -------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.


Kenneth L. Tilton
- ----------------------------------------------
Signature of Officer Authorized to Sign Report

July 31, 1996
- ----------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/  ALAN R. BUCKWALTER
- ----------------------------------------------
Director (Trustee)

/s/  [ILLEGIBLE]
- ----------------------------------------------
Director (Trustee)

/s/  MARK SHAPIRO
- ----------------------------------------------
Director (Trustee)

- --------------------------------------------------------------------------------

For Banks Submitting Hard Copy Report Forms:

State Member Banks: Return the original and one copy to the appropriate Federal Reserve District Bank.

State Nonmember Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

National Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

                          03263
FDIC Certificate Number -----------
                        (RCRI 9060)

CALL NO. 196           31       6-30-96

STBK: 48-3926 00373 STCERT: 48-03263

TEXAS COMMERCE BANK NATIONAL ASSOCIA
712 MAIN STREET
HOUSTON, TX 77001

                                                                      FFIEC 031
                                                                      PAGE i
                                                                        [2]
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES
- -------------------------------------------------------------------------------

TABLE OF CONTENTS

SIGNATURE PAGE                                                            COVER

REPORT OF INCOME

Schedule RI - Income Statement ..................................... RI-1, 2, 3

Schedule RI-A - Changes in Equity Capital ................................ RI-4

Schedule RI-B - Charge-offs and Recoveries and Changes in Allowance for Loan and Lease Losses ........................................... RI-4, 5

Schedule RI-C - Applicable Income Taxes by Taxing Authority .............. RI-5

Schedule RI-D - Income from International Operations ..................... RI-6

Schedule RI-E - Explanations .......................................... RI-7, 8

DISCLOSURE OF ESTIMATED BURDEN

The estimated average burden associated with this information collection is
32.2 hours per respondent and is estimated to vary from 15 to 230 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

SECRETARY
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

LEGISLATIVE AND REGULATORY ANALYSIS DIVISION
Office of the Comptroller of the Currency
Washington, D.C. 20219

ASSISTANT EXECUTIVE SECRETARY
Federal Deposit Insurance Corporation
Washington, D.C. 20429

REPORT OF CONDITION

Schedule RC - Balance Sheet ........................................... RC-1, 2

Schedule RC-A - Cash and Balances Due From Depository Institutions ....... RC-3

Schedule RC-B - Securities ......................................... RC-3, 4, 5

Schedule RC-C - Loans and Lease Financing Receivables:
  Part I.  Loans and Leases ........................................... RC-6, 7
  Part II. Loans to Small Businesses and Small Farms (included in the forms for June 30 only) ............................ RC-7a, 7b

Schedule RC-D - Trading Assets and Liabilities (to be completed only by selected banks) ................................ RC-8

Schedule RC-E - Deposit Liabilities .............................. RC-9, 10, 11

Schedule RC-F - Other Assets ............................................ RC-11

Schedule RC-G - Other Liabilities ....................................... RC-11

Schedule RC-H - Selected Balance Sheet Items for Domestic Offices ....... RC-12

Schedule RC-I - Selected Assets and Liabilities of IBFs ................. RC-13

Schedule RC-K - Quarterly Averages ...................................... RC-13

Schedule RC-L - Off-Balance Sheet Items ......................... RC-14, 15, 16

Schedule RC-M - Memoranda ........................................... RC-17, 18

Schedule RC-N - Past Due and Nonaccrual Loans, Leases,
                  and Other Assets .................................. RC-19, 20

Schedule RC-O - Other Data for Deposit Insurance Assessments ........ RC-21, 22

Schedule RC-R - Regulatory Capital .................................. RC-23, 24

Optional Narrative Statement Concerning the Amounts Reported in
 the Reports of Condition and Income .................................... RC-25

Special Report (TO BE COMPLETED BY ALL BANKS)

Schedule RC-J - Repricing Opportunities (sent only to and to be completed only by savings banks)


For information or assistance, National and State nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 m.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-1
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Consolidated Report of Income for the period January 1, 1996-June 30, 1996

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement
                                                                                                           ----------
                                                                                                           |  I480  | (-
                                                                                               ------------ --------
                                                                   Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- ----------------------------------------------------------------------------------------------- --------------------
1. Interest income:                                                                            | ////////////////// |
   a. Interest and fee income on loans:                                                        | ////////////////// |
      (1) In domestic offices:                                                                 | ////////////////// |
          (a) Loans secured by real estate ................................................... | 4011       107,276 | 1.a.(1)(a)
          (b) Loans to depository institutions ............................................... | 4019         1,488 | 1.a.(1)(b)
          (c) Loans to finance agricultural production and other loans to farmers ............ | 4024         2,430 | 1.a.(1)(c)
          (d) Commercial and industrial loans ................................................ | 4012       215,606 | 1.a.(1)(d)
          (e) Acceptances of other banks ..................................................... | 4026             0 | 1.a.(1)(e)
          (f) Loans to individuals for household, family, and other personal expenditures:     | ////////////////// |
              (1) Credit cards and related plans ............................................. | 4054         8,181 | 1.a.(1)(f)(1)
              (2) Other ...................................................................... | 4055        93,852 | 1.a.(1)(f)(2)
          (g) Loans to foreign governments and official institutions ......................... | 4056         5,601 | 1.a.(1)(g)
          (h) Obligations (other than securities and leases) of states and political           | ////////////////// |
              subdivisions in the U.S.:                                                        | ////////////////// |
              (1) Taxable obligations ........................................................ | 4503             0 | 1.a.(1)(h)(1)
              (2) Tax-exempt obligations ..................................................... | 4504           712 | 1.a.(1)(h)(2)
          (i) All other loans in domestic offices ............................................ | 4058        38,817 | 1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ...................... | 4059         4,362 | 1.a.(2)
   b. Income from lease financing receivables:                                                 | ////////////////// |
      (1) Taxable leases ..................................................................... | 4505         5,225 | 1.b.(1)
      (2) Tax-exempt leases .................................................................. | 4307             0 | 1.b.(2)
   c. Interest income on balances due from depository institutions:(1)                         | ////////////////// |
      (1) In domestic offices ................................................................ | 4105           127 | 1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ...................... | 4106             0 | 1.c.(2)
   d. Interest and dividend income on securities:                                              | ////////////////// |
      (1) U.S. Treasury securities and U.S. Government agency and corporation obligations .... | 4027       137,514 | 1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:                  | ////////////////// |
          (a) Taxable securities ............................................................. | 4506            15 | 1.d.(2)(a)
          (b) Tax-exempt securities .......................................................... | 4507             8 | 1.d.(2)(b)
      (3) Other domestic debt securities ..................................................... | 3657           103 | 1.d.(3)
      (4) Foreign debt securities ............................................................ | 3658             0 | 1.d.(4)
      (5) Equity securities (including investments in mutual funds) .......................... | 3659         1,384 | 1.d.(5)
   e. Interest income from trading assets .................................................... | 4069           234 | 1.e.
                                                                                               ----------------------
- ------------
(1) Includes interest income on time certificates of deposit not held for trading.


Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-2
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Schedule RI--Continued
                                                                                   ----------------
                                                 Dollar Amounts in Thousands       | Year-to-date |
- ----------------------------------------------------------------------------------- --------------
 1. Interest income (continued)                                              | RIAD  Bil Mil Thou |
    f. Interest income on federal funds sold and securities purchased under  | ////////////////// |
       agreements to resell in domestic offices of the bank and of its Edge  | ////////////////// |
       and Agreement subsidiaries, and in IBFs ............................. | 4020        13,714 |  1.f.
    g. Total interest income (sum of items 1.a through 1.f) ................ | 4107       636,649 |  1.g.
 2. Interest expense:                                                        | ////////////////// |
    a. Interest on deposits:                                                 | ////////////////// |
       (1) Interest on deposits in domestic offices:                         | ////////////////// |
           (a) Transaction accounts (NOW accounts, ATS accounts, and         | ////////////////// |
               telephone and preauthorized transfer accounts) .............. | 4508         2,772 |  2.a.(1)(a)
           (b) Nontransaction accounts:                                      | ////////////////// |
               (1) Money market deposit accounts (MMDAs) ................... | 4509        20,998 |  2.a.(1)(b)(1)
               (2) Other savings deposits .................................. | 4511        51,941 |  2.a.(1)(b)(2)
               (3) Time certificates of deposit of $100,000 or more ........ | 4174        21,216 |  2.a.(1)(b)(3)
               (4) All other time deposits ................................. | 4512        67,067 |  2.a.(1)(b)(4)
       (2) Interest on deposits in foreign offices, Edge and Agreement       | ////////////////// |
           subsidiaries, and IBFs .......................................... | 4172         8,097 |  2.a.(2)
    b. Expense of federal funds purchased and securities sold under          | ////////////////// |
       agreements to repurchase in domestic offices of the bank and of its   | ////////////////// |
       Edge and Agreement subsidiaries, and in IBFs ........................ | 4180        26,377 |  2.b.
    c. Interest on demand notes issued to the U.S. Treasury, trading         | ////////////////// |
       liabilities, and other borrowed money ............................... | 4185        18,422 |  2.c.
    d. Interest on mortgage indebtedness and obligations under capitalized   | ////////////////// |
       leases .............................................................. | 4072           774 |  2.d.
    e. Interest on subordinated notes and debentures ....................... | 4200        14,452 |  2.e.
    f. Total interest expense (sum of items 2.a through 2.e) ............... | 4073       232,116 |  2.f.
                                                                             |                     ---------------------------
 3. Net interest income (item 1.g minus 2.f) ............................... | ////////////////// | RIAD 4074 |      404,533 |  3.
                                                                             |                     ---------------------------
 4. Provisions:                                                              | ////////////////// |
                                                                             |                     ---------------------------
    a. Provision for loan and lease losses ................................. | ////////////////// | RIAD 4230 |            0 |  4.a.
    b. Provision for allocated transfer risk ............................... | ////////////////// | RIAD 4243 |            0 |  4.b.
                                                                             |                     ---------------------------
 5. Noninterest income:                                                      | ////////////////// |
    a. Income from fiduciary activities .................................... | 4070        59,200 |  5.a.
    b. Service charges on deposit accounts in domestic offices ............. | 4080        71,312 |  5.b.
    c. Trading revenue (must equal Schedule RI, sum of Memorandum            | ////////////////// |
       items 8.a through 8.d) .............................................. | A220        14,259 |  5.c.
    d. Other foreign transaction gains (losses) ............................ | 4076             0 |  5.d.
    e. Not applicable                                                        | ////////////////// |
    f. Other noninterest income:                                             | ////////////////// |
       (1) Other fee income ................................................ | 5407        38,944 |  5.f.(1)
       (2) All other noninterest income* ................................... | 5408        20,107 |  5.f.(2)
                                                                             |                     ---------------------------
    g. Total noninterest income (sum of items 5.a through 5.f) ............. | ////////////////// | RIAD 4079 |      203,822 |  5.g.
 6. a. Realized gains (losses) on held-to-maturity securities .............. | ////////////////// | RIAD 3521 |            0 |  6.a.
    b. Realized gains (losses) on available-for-sale securities ............ | ////////////////// | RIAD 3196 |        4,389 |  6.b.
                                                                             |                     ---------------------------
 7. Noninterest expense:                                                     | ////////////////// |
    a. Salaries and employee benefits ...................................... | 4135       209,683 |  7.a.
    b. Expenses of premises and fixed assets (net of rental income)          | ////////////////// |
       (excluding salaries and employee benefits and mortgage interest) .... | 4217        75,228 |  7.b.
    c. Other noninterest expense* .......................................... | 4092       113,758 |  7.c.
                                                                             |                     ---------------------------
    d. Total noninterest expense (sum of items 7.a through 7.c) ............ | ////////////////// | RIAD 4093 |      398,669 |  7.d.
                                                                             |                     ---------------------------
 8. Income (loss) before income taxes and extraordinary items and other      | ////////////////// |
                                                                             |                     ---------------------------
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)| ////////////////// | RIAD 4301 |      214,075 |  8.
 9. Applicable income taxes (on item 8) .................................... | ////////////////// | RIAD 4302 |       78,165 |  9.
                                                                             |                     ---------------------------
                                                                             | ////////////////// |
10. Income (loss) before extraordinary items and other adjustments (item 8   |                     ---------------------------
    minus 9) ............................................................... | ////////////////// | RIAD 4300 |      135,910 | 10.
                                                                             -------------------------------------------------
- ------------

*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-3
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Schedule RI--Continued                                                           ----------------
                                                                                 | Year-to-date |
                                                                           ------ --------------
                                               Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- --------------------------------------------------------------------------- --------------------
11. Extraordinary items and other adjustments:                             | ////////////////// |
    a. Extraordinary items and other adjustments, gross of income taxes* . | 4310             0 | 11.a.
    b. Applicable income taxes (on item 11.a)* ........................... | 4315             0 | 11.b.
    c. Extraordinary items and other adjustments, net of income taxes      | ////////////////// |---------------------------
       (item 11.a minus 11.b) ............................................ | ////////////////// | RIAD 4320 |            0 | 11.c.
12. Net income (loss) (sum of items 10 and 11.c) ......................... | ////////////////// | RIAD 4340 |      135,910 | 12.
                                                                           -------------------------------------------------

                                                                                                                  ----------
                                                                                                                  |  I481  | (-
                                                                                                            ------ --------
Memoranda                                                                                                   | Year-to-date |
                                                                                                      ------ --------------
                                                                          Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- ------------------------------------------------------------------------------------------------------ --------------------
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after        | ////////////////// |
    August 7, 1986, that is not deductible for federal income tax purposes .......................... | 4513           100 | M.1.
 2. Income from the sale and servicing of mutual funds and annuities in domestic offices              | ////////////////// |
    (included in Schedule RI, item 8) ............................................................... | 8431         8,458 | M.2.
 3.-4. Not applicable                                                                                 | ////////////////// |
 5. Number of full-time equivalent employees on payroll at end of current period (round to            | ////        Number |
    nearest whole number) ........................................................................... | 4150         8,754 | M.5.
 6. Not applicable                                                                                    | ////////////////// |
 7. If the reporting bank has restated its balance sheet as a result of applying push down            | ////      MM DD YY |
    accounting this calendar year, report the date of the bank's acquisition ........................ | 9106      00/00/00 | M.7.
 8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)              | ////////////////// |
    (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c):                       | ////  Bil Mil Thou |
    a. Interest rate exposures ...................................................................... | 8757         6,911 | M.8.a.
    b. Foreign exchange exposures ................................................................... | 8758         7,348 | M.8.b.
    c. Equity security and index exposures .......................................................... | 8759             0 | M.8.c.
    d. Commodity and other exposures ................................................................ | 8760             0 | M.8.d.
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:           | ////////////////// |
    a. Net increase (decrease) to interest income ................................................... | 8761         8,763 | M.9.a.
    b. Net (increase) decrease to interest expense .................................................. | 8762          (870)| M.9.b.
    c. Other (noninterest) allocations .............................................................. | 8763          (616)| M.9.c.
10. Credit losses on off-balance sheet derivatives (see instructions) ............................... | A251             0 | M.10.
                                                                                                      ----------------------

- ------------

*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-4
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3


Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.                                                                     ----------
                                                                                                                  |  I483  | (-
                                                                                                      ------------ --------
                                                                          Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- ------------------------------------------------------------------------------------------------------ --------------------
 1. Total equity capital originally reported in the December 31, 1995, Reports of Condition           | ////////////////// |
    and Income ...................................................................................... | 3215     1,596,159 |  1.
 2. Equity capital adjustments from amended Reports of Income, net* ................................. | 3216             0 |  2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2) ............................ | 3217     1,596,159 |  3.
 4. Net income (loss) (must equal Schedule RI, item 12) ............................................. | 4340       135,910 |  4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net .............................. | 4346             0 |  5.
 6. Changes incident to business combinations, net .................................................. | 4356             0 |  6.
 7. LESS: Cash dividends declared on preferred stock ................................................ | 4470             0 |  7.
 8. LESS: Cash dividends declared on common stock ................................................... | 4460             0 |  8.
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions for     | ////////////////// |
    this schedule) .................................................................................. | 4411             0 |  9.
10. Corrections of material accounting errors from prior years* (see instructions for this schedule)  | 4412             0 | 10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities ................ | 8433       (72,304)| 11.
12. Foreign currency translation adjustments ........................................................ | 4414             0 | 12.
13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above) ........ | 4415             0 | 13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal                | ////////////////// |
    Schedule RC, item 28) ........................................................................... | 3210     1,659,765 | 14.
                                                                                                      ----------------------

- ------------
*Describe on Schedule RI-E--Explanations.

Schedule RI-B--Charge-offs and Recoveries and Changes in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                               ----------
                                                                                                               |  I486  | (-
                                                                              --------------------------------- --------
                                                                              |      (Column A)    |     (Column B)     |
                                                                              |     Charge-offs    |     Recoveries     |
                                                                               -------------------- --------------------
                                                                              |         Calendar year-to-date           |
                                                                               -----------------------------------------
                                                  Dollar Amounts in Thousands | RIAD  Bil Mil Thou | RIAD  Bil Mil Thou |
- ------------------------------------------------------------------------------ -------------------- --------------------
1. Loans secured by real estate:                                              | ////////////////// | ////////////////// |
   a. To U.S. addressees (domicile) ......................................... | 4651         1,321 | 4661         2,459 | 1.a.
   b. To non-U.S. addressees (domicile) ..................................... | 4652             0 | 4662             0 | 1.b.
2. Loans to depository institutions and acceptances of other banks:           | ////////////////// | ////////////////// |
   a. To U.S. banks and other U.S. depository institutions .................. | 4653             0 | 4663             0 | 2.a.
   b. To foreign banks ...................................................... | 4654             0 | 4664             0 | 2.b.
3. Loans to finance agricultural production and other loans to farmers ...... | 4655         1,227 | 4665             4 | 3.
4. Commercial and industrial loans:                                           | ////////////////// | ////////////////// |
   a. To U.S. addressees (domicile) ......................................... | 4645        26,720 | 4617         1,135 | 4.a.
   b. To non-U.S. addressees (domicile) ..................................... | 4646             0 | 4618             0 | 4.b.
5. Loans to individuals for household, family, and other personal             | ////////////////// | ////////////////// |
   expenditures:                                                              | ////////////////// | ////////////////// |
   a. Credit cards and related plans ........................................ | 4656         1,647 | 4666           210 | 5.a.
   b. Other (includes single payment, installment, and all student loans) ... | 4657        14,515 | 4667         5,310 | 5.b.
6. Loans to foreign governments and official institutions ................... | 4643             0 | 4627             5 | 6.
7. All other loans .......................................................... | 4644           665 | 4628         1,149 | 7.
8. Lease financing receivables:                                               | ////////////////// | ////////////////// |
   a. Of U.S. addressees (domicile) ......................................... | 4658             0 | 4668             0 | 8.a.
   b. Of non-U.S. addressees (domicile) ..................................... | 4659             0 | 4669             0 | 8.b.
9. Total (sum of items 1 through 8) ......................................... | 4635        46,095 | 4605        10,272 | 9.
                                                                              -------------------------------------------

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-5
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Schedule RI-B--Continued

Part I. Continued
                                                                              -------------------------------------------
                                                                              |      (Column A)    |     (Column B)     |
                                                                              |     Charge-offs    |     Recoveries     |
                                                                               -------------------- --------------------
Memoranda                                                                     |         Calendar year-to-date           |
                                                                               -----------------------------------------
                                                  Dollar Amounts in Thousands | RIAD  Bil Mil Thou | RIAD  Bil Mil Thou |
- ------------------------------------------------------------------------------ -------------------- --------------------
1-3. Not applicable                                                           | ////////////////// | ////////////////// |
4. Loans to finance commercial real estate, construction, and land            | ////////////////// | ////////////////// |
   development activities (not secured by real estate) included in            | ////////////////// | ////////////////// |
   Schedule RI-B, part I, items 4 and 7, above .............................. | 5409             0 | 5410            51 | M.4.
5. Loans secured by real estate in domestic offices (included in              | ////////////////// | ////////////////// |
   Schedule RI-B, part I, item 1, above):                                     | ////////////////// | ////////////////// |
   a. Construction and land development ..................................... | 3582           450 | 3583           148 | M.5.a.
   b. Secured by farmland ................................................... | 3584             0 | 3585             0 | M.5.b.
   c. Secured by 1-4 family residential properties:                           | ////////////////// | ////////////////// |
      (1) Revolving, open-end loans secured by 1-4 family residential         | ////////////////// | ////////////////// |
          properties and extended under lines of credit ..................... | 5411             0 | 5412             0 | M.5.c.(1)
      (2) All other loans secured by 1-4 family residential properties ...... | 5413           866 | 5414           263 | M.5.c.(2)
   d. Secured by multifamily (5 or more) residential properties ............. | 3588             0 | 3589             4 | M.5.d.
   e. Secured by nonfarm nonresidential properties .......................... | 3590             5 | 3591         2,044 | M.5.e.
                                                                              -------------------------------------------

Part II. Changes in Allowance for Loan and Lease Losses

                                                                                                   ----------------------
                                                                       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- --------------------------------------------------------------------------------------------------- --------------------
1. Balance originally reported in the December 31, 1995, Reports of Condition and Income ......... | 3124       290,221 | 1.
2. Recoveries (must equal part I, item 9, column B above) ........................................ | 4605        10,272 | 2.
3. LESS: Charge-offs (must equal part I, item 9, column A above) ................................. | 4635        46,095 | 3.
4. Provision for loan and lease losses (must equal Schedule RI, item 4.a) ........................ | 4230             0 | 4.
5. Adjustments* (see instructions for this schedule) ............................................. | 4815             0 | 5.
6. Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,               | ////////////////// |
   item 4.b) ..................................................................................... | 3123       254,398 | 6.
                                                                                                   ----------------------
- ------------
*Describe on Schedule RI-E--Explanations.

Schedule RI-C--Applicable Income Taxes by Taxing Authority

Schedule RI-C is to be reported with the December Report of Income.

                                                                                                               ----------
                                                                                                               |  I489  | (-
                                                                                                   ------------ --------
                                                                       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- --------------------------------------------------------------------------------------------------- --------------------
1. Federal ....................................................................................... | 4780           N/A | 1.
2. State and local ............................................................................... | 4790           N/A | 2.
3. Foreign ....................................................................................... | 4795           N/A | 3.
4. Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b) ............ | 4770           N/A | 4.
                                                                       ----------------------------
5. Deferred portion of item 4 ........................................ | RIAD 4772 |           N/A | ////////////////// | 5.
                                                                       --------------------------------------------------

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-6
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Schedule RI-D--Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I. Estimated Income from International Operations
                                                                                                               ----------
                                                                                                               |  I492  | (-
                                                                                                         ------ --------
                                                                                                         | Year-to-date |
                                                                                                   ------ --------------
                                                                       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- --------------------------------------------------------------------------------------------------- --------------------
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries,         | ////////////////// |
   and IBFs:                                                                                       | ////////////////// |
   a. Interest income booked ..................................................................... | 4837           N/A | 1.a.
   b. Interest expense booked .................................................................... | 4838           N/A | 1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and          | ////////////////// |
      IBFs (item 1.a minus 1.b) .................................................................. | 4839           N/A | 1.c.
2. Adjustments for booking location of international operations:                                   | ////////////////// |
   a. Net interest income attributable to international operations booked at domestic offices .... | 4840           N/A | 2.a.
   b. Net interest income attributable to domestic business booked at foreign offices ............ | 4841           N/A | 2.b.
   c. Net booking location adjustment (item 2.a minus 2.b) ....................................... | 4842           N/A | 2.c.
3. Noninterest income and expense attributable to international operations:                        | ////////////////// |
   a. Noninterest income attributable to international operations ................................ | 4097           N/A | 3.a.
   b. Provision for loan and lease losses attributable to international operations ............... | 4235           N/A | 3.b.
   c. Other noninterest expense attributable to international operations ......................... | 4239           N/A | 3.c.
   d. Net noninterest income (expense) attributable to international operations (item 3.a minus    | ////////////////// |
      3.b and 3.c) ............................................................................... | 4843           N/A | 3.d.
4. Estimated pretax income attributable to international operations before capital allocation      | ////////////////// |
   adjustment (sum of items 1.c, 2.c, and 3.d) ................................................... | 4844           N/A | 4.
5. Adjustment to pretax income for internal allocations to international operations to reflect     | ////////////////// |
   the effects of equity capital on overall bank funding costs ................................... | 4845           N/A | 5.
6. Estimated pretax income attributable to international operations after capital allocation       | ////////////////// |
   adjustment (sum of items 4 and 5) ............................................................. | 4846           N/A | 6.
7. Income taxes attributable to income from international operations as estimated in item 6 ...... | 4797           N/A | 7.
8. Estimated net income attributable to international operations (item 6 minus 7) ................ | 4341           N/A | 8.
                                                                                                   ----------------------
Memoranda                                                                                          ----------------------
                                                                       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- --------------------------------------------------------------------------------------------------- --------------------
1. Intracompany interest income included in item 1.a above ....................................... | 4847           N/A | M.1.
2. Intracompany interest expense included in item 1.b above ...................................... | 4848           N/A | M.2.
                                                                                                   ----------------------

Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for
Purposes of the U.S. International Accounts and the U.S. National Income and Product Accounts

                                                                                                         ----------------
                                                                                                         | Year-to-date |
                                                                                                   ------ --------------
                                                                       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- --------------------------------------------------------------------------------------------------- --------------------
1. Interest income booked at IBFs ................................................................ | 4849           N/A | 1.
2. Interest expense booked at IBFs ............................................................... | 4850           N/A | 2.
3. Noninterest income attributable to international operations booked at domestic offices          | ////////////////// |
   (excluding IBFs):                                                                               | ////////////////// |
   a. Gains (losses) and extraordinary items ..................................................... | 5491           N/A | 3.a.
   b. Fees and other noninterest income .......................................................... | 5492           N/A | 3.b.
4. Provision for loan and lease losses attributable to international operations booked at domestic | ////////////////// |
   offices (excluding IBFs) ...................................................................... | 4852           N/A | 4.
5. Other noninterest expense attributable to international operations booked at domestic offices   | ////////////////// |
   (excluding IBFs) .............................................................................. | 4853           N/A | 5.
                                                                                                   ----------------------

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-7
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                              ----------
                                                                                                              |  I495  | (-
                                                                                                        ------ --------
                                                                                                        | Year-to-date |
                                                                                                  ------ --------------
                                                                      Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- -------------------------------------------------------------------------------------------------- --------------------
 1. All other noninterest income (from Schedule RI, item 5.f.(2))                                 | ////////////////// |
    Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                                  | ////////////////// |
    a. Net gains on other real estate owned ..................................................... | 5415         5,813 | 1.a.
    b. Net gains on sales of loans .............................................................. | 5416             0 | 1.b.
    c. Net gains on sales of premises and fixed assets .......................................... | 5417             0 | 1.c.
    Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,          | ////////////////// |
    item 5.f.(2):                                                                                 | ////////////////// |
        -----------                                                                               |                    |
    d. | TEXT 4461 |------------------------------------------------------------------------------                     | 1.d.
        -----------  CHECK PRINTING INCOME                                                        | 4461         5,121 |
    e. | TEXT 4462 |------------------------------------------------------------------------------                     | 1.e.
        -----------  INTERBANK CONTRACT SERVICES                                                  | 4462         5,480 |
    f. | TEXT 4463 |------------------------------------------------------------------------------                     | 1.f.
       -------------                                                                              | 4463               |
 2. Other noninterest expense (from Schedule RI, item 7.c):                                       | ////////////////// |
    a. Amortization expense of intangible assets ................................................ | 4531        22,682 | 2.a.
    Report amounts that exceed 10% of Schedule RI, item 7.c:                                      | ////////////////// |
    b. Net losses on other real estate owned .................................................... | 5418             0 | 2.b.
    c. Net losses on sales of loans ............................................................. | 5419             0 | 2.c.
    d. Net losses on sales of premises and fixed assets ......................................... | 5420             0 | 2.d.
    Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,          | ////////////////// |
    item 7.c:                                                                                     | ////////////////// |
       -------------                                                                              |                    |
    e. | TEXT 4464 |------------------------------------------------------------------------------                     | 2.e.
        -----------                                                                               | 4464               |
    f. | TEXT 4467 |------------------------------------------------------------------------------                     | 2.f.
        -----------                                                                               | 4467               |
    g. | TEXT 4468 |------------------------------------------------------------------------------                     | 2.g.
       -------------                                                                              | 4468               |
 3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable        | ////////////////// |
    income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary       | ////////////////// |
    items and other adjustments):                                                                 | ////////////////// |
           -------------                                                                          |                    |
    a. (1) | TEXT 4469 |--------------------------------------------------------------------------                     | 3.a.(1)
           -------------                                                                          | 4469               |
       (2) Applicable income tax effect                               | RIAD 4486 |               | ////////////////// | 3.a.(2)
           -------------                                              ----------------------------                     |
    b. (1) | TEXT 4487 |--------------------------------------------------------------------------                     | 3.b.(1)
           -------------                                                                          | 4487               |
       (2) Applicable income tax effect                               | RIAD 4488 |               | ////////////////// | 3.b.(2)
           -------------                                              ----------------------------                     |
    c. (1) | TEXT 4489 |--------------------------------------------------------------------------                     | 3.c.(1)
           -------------                                                                          | 4489               |
       (2) Applicable income tax effect                               | RIAD 4491 |               | ////////////////// | 3.c.(2)
                                                                      ----------------------------                     |
 4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2)        | ////////////////// |
    (itemize and describe all adjustments):                                                       | ////////////////// |
       -------------                                                                              |                    |
    a. | TEXT 4492 |------------------------------------------------------------------------------                     | 4.a.
        -----------                                                                               | 4492               |
    b. | TEXT 4493 |------------------------------------------------------------------------------                     | 4.b.
       -------------                                                                              | 4493               |
 5. Cumulative effect of changes in accounting principles from prior years                        | ////////////////// |
    (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):     | ////////////////// |
       -------------                                                                              |                    |
    a. | TEXT 4494 |------------------------------------------------------------------------------                     | 5.a.
        -----------                                                                               | 4494               |
    b. | TEXT 4495 |------------------------------------------------------------------------------                     | 5.b.
       -------------                                                                              | 4495               |
 6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10)      | ////////////////// |
    (itemize and describe all corrections):                                                       | ////////////////// |
       -------------                                                                              |                    |
    a. | TEXT 4496 |------------------------------------------------------------------------------                     | 6.a.
        -----------                                                                               | 4496               |
    b. | TEXT 4497 |------------------------------------------------------------------------------                     | 6.b.
       -------------                                                                              | 4497               |
                                                                                                  ----------------------


Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RI-8
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3
Schedule RI-E--Continued
                                                                                                        ----------------
                                                                                                        | Year-to-date |
                                                                                                  ------ --------------
                                                                      Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
- -------------------------------------------------------------------------------------------------- --------------------
 7. Other transactions with parent holding company (from Schedule RI-A, item 13)                  | ////////////////// |
    (itemize and describe all such transactions):                                                 | ////////////////// |
       -------------                                                                              |                    |
    a. | TEXT 4498 |------------------------------------------------------------------------------|                    | 7.a.
        -----------                                                                               | 4498               |
    b. | TEXT 4499 |------------------------------------------------------------------------------                     | 7.b.
       -------------                                                                              | 4499               |
 8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5)      | ////////////////// |
    (itemize and describe all adjustments):                                                       | ////////////////// |
       -------------                                                                              |                    |
    a. | TEXT 4521 |------------------------------------------------------------------------------                     | 8.a.
        -----------                                                                               | 4521               |
    b. | TEXT 4522 |------------------------------------------------------------------------------                     | 8.b.
       -------------                                                                              | 4522               |
                                                                                                   --------------------
 9. Other explanations (the space below is provided for the bank to briefly describe, at its      |   I498   |   I499  | (-
    option, any other significant items affecting the Report of Income):                          ----------------------
               ---
    No comment | | (RIAD 4769)
               ---
    Other explanations (please type or print clearly):
    (TEXT 4769)

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-1
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for June 30, 1996

All schedules are to be reported in thousands of dollars.  Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet
                                                                                                             ----------
                                                                                                             |  C400  | (-
                                                                                                 ------------ --------
                                                                     Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
- ------------------------------------------------------------------------------------------------- --------------------
ASSETS                                                                                           | ////////////////// |
 1. Cash and balances due from depository institutions (from Schedule RC-A):                     | ////////////////// |
    a. Noninterest-bearing balances and currency and coin(1) ................................... | 0081     2,008,330 |  1.a.
    b. Interest-bearing balances(2) ............................................................ | 0071         5,108 |  1.b.
 2. Securities:                                                                                  | ////////////////// |
    a. Held-to-maturity securities (from Schedule RC-B, column A) .............................. | 1754       592,121 |  2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D) ............................ | 1773     3,158,919 |  2.b.
 3. Federal funds sold and securities purchased under agreements to resell in domestic offices   | ////////////////// |
    of the bank and of its Edge and Agreement subsidiaries, and in IBFs:                         | ////////////////// |
    a. Federal funds sold ...................................................................... | 0276     1,774,300 |  3.a.
    b. Securities purchased under agreements to resell ......................................... | 0277        14,896 |  3.b.
 4. Loans and lease financing receivables:                           ----------------------------| ////////////////// |
    a. Loans and leases, net of unearned income (from Schedule RC-C) | RCFD 2122 |    12,062,066 | ////////////////// |  4.a.
    b. LESS: Allowance for loan and lease losses ................... | RCFD 3123 |       254,398 | ////////////////// |  4.b.
    c. LESS: Allocated transfer risk reserve ....................... | RCFD 3128 |             0 | ////////////////// |  4.c.
                                                                     ----------------------------                     |
    d. Loans and leases, net of unearned income,                                                 | ////////////////// |
       allowance, and reserve (item 4.a minus 4.b and 4.c) ..................................... | 2125    11,807,668 |  4.d.
 5. Trading assets (from Schedule RC-D) ........................................................ | 3545        26,501 |  5.
 6. Premises and fixed assets (including capitalized leases) ................................... | 2145       555,173 |  6.
 7. Other real estate owned (from Schedule RC-M) ............................................... | 2150        13,643 |  7.
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) ... | 2130             0 |  8.
 9. Customers' liability to this bank on acceptances outstanding ............................... | 2155        10,277 |  9.
10. Intangible assets (from Schedule RC-M) ..................................................... | 2143       442,399 | 10.
11. Other assets (from Schedule RC-F) .......................................................... | 2160       398,765 | 11.
12. Total assets (sum of items 1 through 11) ................................................... | 2170    20,808,100 | 12.
                                                                                                 ----------------------
- ------------

(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-2
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Schedule RC--Continued
                                                                                               ---------------------------
                                                                   Dollar Amounts in Thousands | /////////  Bil Mil Thou |
- ----------------------------------------------------------------------------------------------- -------------------------
LIABILITIES                                                                                    | /////////////////////// |
13. Deposits:                                                                                  | /////////////////////// |
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E,               | /////////////////////// |
       part I) ............................................................................... | RCON 2200    15,341,444 | 13.a.
                                                                   ----------------------------                          |
       (1) Noninterest-bearing(1) ................................ | RCON 6631       6,104,891 | /////////////////////// | 13.a.(1)
       (2) Interest-bearing ...................................... | RCON 6636       9,236,553 | /////////////////////// | 13.a.(2)
                                                                   ----------------------------                          |
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,      | /////////////////////// |
       part II) .............................................................................. | RCFN 2200       320,667 | 13.b.
                                                                   ----------------------------                          |
       (1) Noninterest-bearing ................................... | RCFN 6631               0 | /////////////////////// | 13.b.(1)
       (2) Interest-bearing ...................................... | RCFN 6636         320,667 | /////////////////////// | 13.b.(2)
                                                                   ----------------------------                          |
14. Federal funds purchased and securities sold under agreements to repurchase in domestic     | /////////////////////// |
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:               | /////////////////////// |
    a. Federal funds purchased ............................................................... | RCFD 0278       261,294 | 14.a.
    b. Securities sold under agreements to repurchase ........................................ | RCFD 0279       950,307 | 14.b.
15. a. Demand notes issued to the U.S. Treasury .............................................. | RCON 2840     1,565,030 | 15.a.
    b. Trading liabilities (from Schedule RC-D) .............................................. | RCFD 3548        15,672 | 15.b.
16. Other borrowed money:                                                                      | /////////////////////// |
    a. With a remaining maturity of one year or less ......................................... | RCFD 2332        14,797 | 16.a.
    b. With a remaining maturity of more than one year ....................................... | RCFD 2333            96 | 16.b.
17. Mortgage indebtedness and obligations under capitalized leases ........................... | RCFD 2910        26,820 | 17.
18. Bank's liability on acceptances executed and outstanding ................................. | RCFD 2920        10,277 | 18.
19. Subordinated notes and debentures ........................................................ | RCFD 3200       345,000 | 19.
20. Other liabilities (from Schedule RC-G) ................................................... | RCFD 2930       296,931 | 20.
21. Total liabilities (sum of items 13 through 20) ........................................... | RCFD 2948    19,148,335 | 21.
                                                                                               | /////////////////////// |
22. Limited-life preferred stock and related surplus ......................................... | RCFD 3282             0 | 22.
EQUITY CAPITAL                                                                                 | /////////////////////// |
23. Perpetual preferred stock and related surplus ............................................ | RCFD 3838             0 | 23.
24. Common stock ............................................................................. | RCFD 3230       612,893 | 24.
25. Surplus (exclude all surplus related to preferred stock) ................................. | RCFD 3839       924,675 | 25.
26. a. Undivided profits and capital reserves ................................................ | RCFD 3632       206,260 | 26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities ................ | RCFD 8434       (84,063)| 26.b.
27. Cumulative foreign currency translation adjustments ...................................... | RCFD 3284             0 | 27.
28. Total equity capital (sum of items 23 through 27) ........................................ | RCFD 3210     1,659,765 | 28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of items 21, 22,  | /////////////////////// |
    and 28) .................................................................................. | RCFD 3300    20,808,100 | 29.
                                                                                               ---------------------------
Memorandum

To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the statement below that best describes the                     Number
    most comprehensive level of auditing work performed for the bank by independent external            ------------------
    auditors as of any date during 1995 ............................................................... | RCFD 6724  N/A | M.1.
                                                                                                        ------------------

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

5 = Review of the bank's financial statements by external auditors

6 = Compilation of the bank's financial statements by external auditors

7 = Other audit procedures (excluding tax preparation work)

8 = No external audit work

- ------------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-3
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held for trading.
                                                                                                                 ----------
                                                                                                                 |  C405  | (-
                                                                                --------------------------------- --------
                                                                                |     (Column  A)    |     (Column B)     |
                                                                                |    Consolidated    |      Domestic      |
                                                                                |        Bank        |      Offices       |
                                                                                 -------------------- --------------------
                                                    Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
- -------------------------------------------------------------------------------- -------------------- --------------------
1. Cash items in process of collection, unposted debits, and currency and       | ////////////////// | ////////////////// |
   coin ....................................................................... | 0022     1,751,651 | ////////////////// | 1.
   a. Cash items in process of collection and unposted debits ................. | ////////////////// | 0020     1,475,135 | 1.a.
   b. Currency and coin ....................................................... | ////////////////// | 0080       276,516 | 1.b.
2. Balances due from depository institutions in the U.S. ...................... | ////////////////// | 0082        41,717 | 2.
   a. U.S. branches and agencies of foreign banks (including their IBFs) ...... | 0083         5,008 | ////////////////// | 2.a.
   b. Other commercial banks in the U.S. and other depository institutions      | ////////////////// | ////////////////// |
      in the U.S. (including their IBFs) ...................................... | 0085        36,709 | ////////////////// | 2.b.
3. Balances due from banks in foreign countries and foreign central banks ..... | ////////////////// | 0070        10,483 | 3.
   a. Foreign branches of other U.S. banks .................................... | 0073            16 | ////////////////// | 3.a.
   b. Other banks in foreign countries and foreign central banks .............. | 0074        10,472 | ////////////////// | 3.b.
4. Balances due from Federal Reserve Banks .................................... | 0090       209,582 | 0090       209,582 | 4.
5. Total (sum of items 1 through 4) (total of column A must equal               | ////////////////// | ////////////////// |
   Schedule RC, sum of items 1.a and 1.b) ..................................... | 0010     2,013,438 | 0010     2,013,433 | 5.
                                                                                -------------------------------------------
                                                                                                     ----------------------
Memorandum                                                               Dollar Amounts in Thousands | RCON  Bil Mil Thou |
- ----------------------------------------------------------------------------------------------------- --------------------
1. Noninterest-bearing balances due from commercial banks in the U.S. (included in item 2,           | ////////////////// |
   column B above) ................................................................................. | 0050        36,609 | M.1.
                                                                                                     ----------------------
Schedule RC-B--Securities

Exclude assets held for trading.
                                                                                                                 ----------
                                                                                                                 |  C410  | (-
                                      --------------------------------------------------------------------------- --------
                                      |             Held-to-maturity            |            Available-for-sale           |
                                       ----------------------------------------- -----------------------------------------
                                      |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
                                      |   Amortized Cost   |     Fair Value     |   Amortized Cost   |    Fair Value(1)   |
                                       -------------------- -------------------- -------------------- --------------------
          Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
- -------------------------------------- -------------------- -------------------- -------------------- --------------------
1. U.S. Treasury securities ......... | 0211        17,973 | 0213        17,950 | 1286       602,162 | 1287       581,488 | 1.
2. U.S. Government agency             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   and corporation obligations        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   (exclude mortgage-backed           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   securities):                       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Issued by U.S. Govern-          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      ment agencies(2) .............. | 1289             0 | 1290             0 | 1291             0 | 1293             0 | 2.a.
   b. Issued by U.S.                  | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      Government-sponsored            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      agencies(3) ................... | 1294            36 | 1295            20 | 1297             0 | 1298             0 | 2.b.
                                      -------------------------------------------------------------------------------------
- -------------

(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.

(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and
    Export-Import Bank participation certificates.

(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home
    Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing
    Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-4
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Schedule RC-B--Continued
                                      -------------------------------------------------------------------------------------
                                      |             Held-to-maturity            |            Available-for-sale           |
                                       ----------------------------------------- -----------------------------------------
                                      |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
                                      |   Amortized Cost   |     Fair Value     |   Amortized Cost   |    Fair Value(1)   |
                                       -------------------- -------------------- -------------------- --------------------
          Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
- -------------------------------------- -------------------- -------------------- -------------------- --------------------
3. Securities issued by states        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   and political subdivisions         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   in the U.S.:                       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. General obligations ........... | 1676           259 | 1677           259 | 1678             0 | 1679             0 | 3.a.
   b. Revenue obligations ........... | 1681            40 | 1686            49 | 1690             0 | 1691             0 | 3.b.
   c. Industrial development          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      and similar obligations ....... | 1694             0 | 1695             0 | 1696             0 | 1697             0 | 3.c.
4. Mortgage-backed                    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   securities (MBS):                  | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Pass-through securities:        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      (1) Guaranteed by               | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          GNMA ...................... | 1698             0 | 1699             0 | 1701     1,279,661 | 1702     1,273,466 | 4.a.(1)
      (2) Issued by FNMA              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          and FHLMC ................. | 1703       573,813 | 1705       563,957 | 1706     1,285,738 | 1707     1,254,570 | 4.a.(2)
      (3) Other pass-through          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          securities ................ | 1709             0 | 1710             0 | 1711             0 | 1713             0 | 4.a.(3)
   b. Other mortgage-backed           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities (include CMOs,       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      REMICs, and stripped            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      MBS):                           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      (1) Issued or guaranteed        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          by FNMA, FHLMC,             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          or GNMA ................... | 1714             0 | 1715             0 | 1716             0 | 1717             0 | 4.b.(1)
      (2) Collateralized              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          by MBS issued or            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          guaranteed by FNMA,         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          FHLMC, or GNMA ............ | 1718             0 | 1719             0 | 1731         3,230 | 1732         3,268 | 4.b.(2)
      (3) All other mortgage-         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          backed securities ......... | 1733             0 | 1734             0 | 1735             0 | 1736             0 | 4.b.(3)
5. Other debt securities:             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Other domestic debt             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities .................... | 1737             0 | 1738             0 | 1739             0 | 1741             0 | 5.a.
   b. Foreign debt                    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities .................... | 1742             0 | 1743             0 | 1744             0 | 1746             0 | 5.b.
6. Equity securities:                 | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Investments in mutual           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      funds ......................... | ////////////////// | ////////////////// | 1747             0 | 1748             0 | 6.a.
   b. Other equity securities         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      with readily determin-          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      able fair values .............. | ////////////////// | ////////////////// | 1749             0 | 1751             0 | 6.b.
   c. All other equity                | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities(1) ................. | ////////////////// | ////////////////// | 1752        46,127 | 1753        46,127 | 6.c.
7. Total (sum of items 1              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   through 6) (total of               | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   column A must equal                | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   Schedule RC, item 2.a)             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   (total of column D must            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   equal Schedule RC,                 | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   item 2.b) ........................ | 1754       592,121 | 1771       582,235 | 1772     3,216,918 | 1773     3,158,919 | 7.
                                      -------------------------------------------------------------------------------------
- -------------

(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.  14

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-5
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Schedule RC-B--Continued
                                                                                                              -----------
Memoranda                                                                                                     |   C412  | (-
                                                                                                   ----------- ---------
                                                                       Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
- --------------------------------------------------------------------------------------------------- --------------------
1. Pledged securities(2) ......................................................................... | 0416     2,237,322 | M.1.
2. Maturity and repricing data for debt securities(2),(3),(4) (excluding those in                  | ////////////////// |
   nonaccrual status):                                                                             | ////////////////// |
   a. Fixed rate debt securities with a remaining maturity of:                                     | ////////////////// |
      (1) Three months or less ................................................................... | 0343        18,265 | M.2.a.(1)
      (2) Over three months through 12 months .................................................... | 0344       198,548 | M.2.a.(2)
      (3) Over one year through five years ....................................................... | 0345     1,045,308 | M.2.a.(3)
      (4) Over five years ........................................................................ | 0346     2,437,988 | M.2.a.(4)
      (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through 2.a.(4) ...... | 0347     3,700,109 | M.2.a.(5)
   b. Floating rate debt securities with a repricing frequency of:                                 | ////////////////// |
      (1) Quarterly or more frequently ........................................................... | 4544         4,804 | M.2.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly ........................ | 4545             0 | M.2.b.(2)
      (3) Every five years or more frequently, but less frequently than annually ................. | 4551             0 | M.2.b.(3)
      (4) Less frequently than every five years .................................................. | 4552             0 | M.2.b.(4)
      (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1) through 2.b.(4)) .. | 4553         4,804 | M.2.b.(5)
   c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total        | ////////////////// |
      debt securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus         | ////////////////// |
      nonaccrual debt securities included in Schedule RC-N, item 9, column C) .................... | 0393     3,704,913 | M.2.c.
3. Not applicable                                                                                  | ////////////////// |
4. Held-to-maturity debt securities restructured and in compliance with modified terms (included   | ////////////////// |
   in Schedule RC-B, items 3 through 5, column A, above) ......................................... | 5365             0 | M.4.
5. Not applicable                                                                                  | ////////////////// |
6. Floating rate debt securities with a remaining maturity of one year or less(2),(4) (included in | ////////////////// |
   Memorandum items 2.b.(1) through 2.b.(4) above) ............................................... | 5519             0 | M.6.
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or      | ////////////////// |
   trading securities during the calendar year-to-date (report the amortized cost at date of sale  | ////////////////// |
   or transfer) .................................................................................. | 1778             0 | M.7.
8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale          | ////////////////// |
   accounts in Schedule RC-B, item 4.b):                                                           | ////////////////// |
   a. Amortized cost ............................................................................. | 8780             0 | M.8.a.
   b. Fair value ................................................................................. | 8781             0 | M.8.b.
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in           | ////////////////// |
   Schedule RC-B, items 2, 3, and 5):                                                              | ////////////////// |
   a. Amortized cost ............................................................................. | 8782             0 | M.9.a.
   b. Fair value ................................................................................. | 8783             0 | M.9.b.
                                                                                                   ----------------------
- -------------

(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.

(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.

(4) Memorandum items 2 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-6
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases


Do not deduct the allowance for loan and lease losses from amounts                                            ----------
reported in this schedule.  Report total loans and leases, net of unearned                                    |  C415  | (-
income.  Exclude assets held for trading.                                    --------------------------------- --------
                                                                             |     (Column A)     |     (Column B)     |
                                                                             |    Consolidated    |      Domestic      |
                                                                             |        Bank        |      Offices       |
                                                                              -------------------- --------------------
                                                 Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
- ----------------------------------------------------------------------------- -------------------- --------------------
 1. Loans secured by real estate ........................................... | 1410     2,547,770 | ////////////////// |  1.
    a. Construction and land development ................................... | ////////////////// | 1415       527,540 |  1.a.
    b. Secured by farmland (including farm residential and other             | ////////////////// | ////////////////// |
       improvements) ....................................................... | ////////////////// | 1420        17,748 |  1.b.
    c. Secured by 1-4 family residential properties:                         | ////////////////// | ////////////////// |
       (1) Revolving, open-end loans secured by 1-4 family residential       | ////////////////// | ////////////////// |
           properties and extended under lines of credit ................... | ////////////////// | 1797             0 |  1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:     | ////////////////// | ////////////////// |
           (a) Secured by first liens ...................................... | ////////////////// | 5367       784,981 |  1.c.(2)(a)
           (b) Secured by junior liens ..................................... | ////////////////// | 5368       291,860 |  1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties ........... | ////////////////// | 1460       155,522 |  1.d.
    e. Secured by nonfarm nonresidential properties ........................ | ////////////////// | 1480       770,119 |  1.e.
 2. Loans to depository institutions:                                        | ////////////////// | ////////////////// |
    a. To commercial banks in the U.S. ..................................... | ////////////////// | 1505         1,840 |  2.a.
       (1) To U.S. branches and agencies of foreign banks .................. | 1506             0 | ////////////////// |  2.a.(1)
       (2) To other commercial banks in the U.S. ........................... | 1507         1,840 | ////////////////// |  2.a.(2)
    b. To other depository institutions in the U.S. ........................ | 1517            10 | 1517            10 |  2.b.
    c. To banks in foreign countries ....................................... | ////////////////// | 1510        27,894 |  2.c.
       (1) To foreign branches of other U.S. banks ......................... | 1513             0 | ////////////////// |  2.c.(1)
       (2) To other banks in foreign countries ............................. | 1516        30,894 | ////////////////// |  2.c.(2)
 3. Loans to finance agricultural production and other loans to farmers .... | 1590        63,053 | 1590        63,053 |  3.
 4. Commercial and industrial loans:                                         | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ....................................... | 1763     5,508,687 | 1763     5,472,190 |  4.a.
    b. To non-U.S. addressees (domicile) ................................... | 1764       177,066 | 1764       111,834 |  4.b.
 5. Acceptances of other banks:                                              | ////////////////// | ////////////////// |
    a. Of U.S. banks ....................................................... | 1756             0 | 1756             0 |  5.a.
    b. Of foreign banks .................................................... | 1757             0 | 1757             0 |  5.b.
 6. Loans to individuals for household, family, and other personal           | ////////////////// | ////////////////// |
    expenditures (i.e., consumer loans) (includes purchased paper) ......... | ////////////////// | 1975     2,346,447 |  6.
    a. Credit cards and related plans (includes check credit and other       | ////////////////// | ////////////////// |
       revolving credit plans) ............................................. | 2008       127,685 | ////////////////// |  6.a.
    b. Other (includes single payment, installment, and all student loans) . | 2011     2,218,762 | ////////////////// |  6.b.
 7. Loans to foreign governments and official institutions (including        | ////////////////// | ////////////////// |
    foreign central banks) ................................................. | 2081       153,840 | 2081       148,417 |  7.
 8. Obligations (other than securities and leases) of states and political   | ////////////////// | ////////////////// |
    subdivisions in the U.S. (includes nonrated industrial development       | ////////////////// | ////////////////// |
    obligations) ........................................................... | 2107        17,446 | 2107        17,446 |  8.
 9. Other loans ............................................................ | 1563     1,064,591 | ////////////////// |  9.
    a. Loans for purchasing or carrying securities (secured and unsecured) . | ////////////////// | 1545        45,371 |  9.a.
    b. All other loans (exclude consumer loans) ............................ | ////////////////// | 1564     1,019,220 |  9.b.
10. Lease financing receivables (net of unearned income) ................... | ////////////////// | 2165       150,422 | 10.
    a. Of U.S. addressees (domicile) ....................................... | 2182       135,853 | ////////////////// | 10.a.
    b. Of non-U.S. addressees (domicile) ................................... | 2183        14,569 | ////////////////// | 10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above ........ | 2123             0 | 2123             0 | 11.
12. Total loans and leases, net of unearned income (sum of items 1           | ////////////////// | ////////////////// |
    through 10 minus item 11) (total of column A must equal                  | ////////////////// | ////////////////// |
    Schedule RC, item 4.a) ................................................. | 2122    12,062,066 | 2122    11,951,914 | 12.
                                                                             -------------------------------------------

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-7
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Schedule RC-C--Continued

Part I. Continued
                                                                                -------------------------------------------
                                                                                |     (Column A)     |     (Column B)     |
                                                                                |    Consolidated    |      Domestic      |
Memoranda                                                                       |        Bank        |      Offices       |
                                                                                 -------------------- --------------------
                                                 Dollar Amounts in Thousands    | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
- -------------------------------------------------------------------------------- -------------------- --------------------
 1. Commercial paper included in Schedule RC-C, part I, above ................. | 1496             0 | 1496             0 | M.1.
 2. Loans and leases restructured and in compliance with modified terms         | ////////////////// | ////////////////// |
    (included in Schedule RC-C, part I, above and not reported as past due      | ////////////////// | ////////////////// |
    or nonaccrual in Schedule RC-N, Memorandum item 1):                         | ////////////////// | ////////////////// |
                                                                                | ////////////////// | ////////////////// |
    a. Loans secured by real estate:                                                                  ---------------------
       (1) To U.S. addressees (domicile) ...................................... | 1687             0 | M.2.a.(1)
       (2) To non-U.S. addressees (domicile) .................................. | 1689             0 | M.2.a.(2)
    b. All other loans and all lease financing receivables (exclude loans to    | ////////////////// |
       individuals for household, family, and other personal expenditures) .... | 8691       219,523 | M.2.b.
    c. Commercial and industrial loans to and lease financing receivables       | ////////////////// |
       of non-U.S. addressees (domicile) included in Memorandum item 2.b        | ////////////////// |
       above .................................................................. | 8692             0 | M.2.c.
 3. Maturity and repricing data for loans and leases(1) (excluding those in     | ////////////////// |
    nonaccrual status):                                                         | ////////////////// |
    a. Fixed rate loans and leases with a remaining maturity of:                | ////////////////// |
       (1) Three months or less ............................................... | 0348       412,544 | M.3.a.(1)
       (2) Over three months through 12 months ................................ | 0349       618,804 | M.3.a.(2)
       (3) Over one year through five years ................................... | 0356     2,248,224 | M.3.a.(3)
       (4) Over five years .................................................... | 0357     1,421,160 | M.3.a.(4)
       (5) Total fixed rate loans and leases (sum of Memorandum                 | ////////////////// |
           items 3.a.(1) through 3.a.(4)) ..................................... | 0358     4,700,732 | M.3.a.(5)
    b. Floating rate loans with a repricing frequency of:                       | ////////////////// |
       (1) Quarterly or more frequently ....................................... | 4554     6,559,414 | M.3.b.(1)
       (2) Annually or more frequently, but less frequently than quarterly .... | 4555       519,123 | M.3.b.(2)
       (3) Every five years or more frequently, but less frequently than        | ////////////////// |
           annually ........................................................... | 4561       118,330 | M.3.b.(3)
       (4) Less frequently than every five years .............................. | 4564        31,362 | M.3.b.(4)
       (5) Total floating rate loans (sum of Memorandum items 3.b.(1)           | ////////////////// |
           through 3.b.(4)) ................................................... | 4567     7,228,229 | M.3.b.(5)
    c. Total loans and leases (sum of Memorandum items 3.a.(5) and              | ////////////////// |
       3.b.(5)) (must equal the sum of total loans and leases, net, from        | ////////////////// |
       Schedule RC-C, part I, item 12, plus unearned income from                | ////////////////// |
       Schedule RC-C, part I, item 11, minus total nonaccrual loans and         | ////////////////// |
       leases from Schedule RC-N, sum of items 1 through 8, column C) ......... | 1479    11,928,961 | M.3.c.
    d. Floating rate loans with a remaining maturity of one year or less        | ////////////////// |
       (included in Memorandum items 3.b.(1) through 3.b.(4) above) ........... | A246     2,497,717 | M.3.d.
 4. Loans to finance commercial real estate, construction, and land             | ////////////////// |
    development activities (not secured by real estate) included in             | ////////////////// |
    Schedule RC-C, part I, items 4 and 9, column A, page RC-6(2) .............. | 2746       324,581 | M.4.
 5. Loans and leases held for sale (included in Schedule RC-C, part I,          | ////////////////// |
    above) .................................................................... | 5369       263,751 | M.5.
                                                                                | ////////////////// |---------------------
 6. Adjustable rate closed-end loans secured by first liens on 1-4 family       | ////////////////// | RCON  Bil Mil Thou |
    residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a), |                     --------------------
    column B, page RC-6) ...................................................... | ////////////////// | 5370       207,766 | M.6.
                                                                                -------------------------------------------
- -------------

(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.

(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-7a
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3
Schedule RC-C--Continued

Part II. Loans to Small Businesses and Small Farms

Schedule RC-C, Part II is to be reported only with the June Report of Condition.


Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount"
of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the
"original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

Loans to Small Businesses

1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your
   bank's "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C,      ----------
   part I, item 1.e, column B, and all or substantially all of the dollar volume of your bank's                    | C418   |
   "Commercial and industrial loans to U.S. addressees" in domestic offices reported in Schedule RC-C,  --------------------
   part I, item 4.a, column B, have original amounts of $100,000 or less (If your bank has no loans    | RCON  YES       NO |
   outstanding in both of these two loan categories, place an "X" in the box marked "NO" and go to      --------------------
   item 5; otherwise, see instructions for further information.) ..................................... | 6999|     |///| X  | 1.
                                                                                                       ----------------------
If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.

If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.

                                                                                 ----------------------
2. Report the total number of loans currently outstanding for each of the        |   Number of Loans  |
                                                                                  --------------------
   following Schedule RC-C, part I, loan categories:                             | RCON |//////////// |
                                                                                  ------              |
   a. "Loans secured by nonfarm nonresidential properties" in domestic           | ////////////////// |
       offices reported in Schedule RC-C, part I, item 1.e, column B ........... | 5562           N/A | 2.a.
   b. "Commercial and industrial loans to U.S. addressees" in domestic           | ////////////////// |
       offices reported in Schedule RC-C, part I, item 4.a, column B ........... | 5563           N/A | 2.b.
                                                                                 ----------------------
                                                                                 -------------------------------------------
                                                                                 |     (Column A)     |     (Column B)     |
                                                                                 |                    |       Amount       |
                                                                                 |                    |      Currently     |
                                                                                 |  Number of Loans   |     Outstanding    |
                                                                                  -------------------- --------------------
                                                     Dollar Amounts in Thousands | RCON |/////////////| RCON  Bil Mil Thou |
- --------------------------------------------------------------------------------- ------               --------------------
3. Number and amount currently outstanding of "Loans secured by nonfarm          | /////////////////////////////////////// |
   nonresidential properties" in domestic offices reported in Schedule RC-C,     | /////////////////////////////////////// |
   part I, item 1.e, column B (sum of items 3.a through 3.c must be less than    | /////////////////////////////////////// |
   or equal to Schedule RC-C, part I, item 1.e, column B):                       | /////////////////////////////////////// |
   a. With original amounts of $100,000 or less ................................ | 5564           781 | 5565        29,325 | 3.a.
   b. With original amounts of more than $100,000 through $250,000 ............. | 5566           597 | 5567        67,240 | 3.b.
   c. With original amounts of more than $250,000 through $1,000,000 ........... | 5568           656 | 5569       218,689 | 3.c.
4. Number and amount currently outstanding of "Commercial and industrial         | /////////////////////////////////////// |
   loans to U.S. addressees" in domestic offices reported in Schedule RC-C,      | /////////////////////////////////////// |
   part I, item 4.a, column B (sum of items 4.a through 4.c must be less than    | /////////////////////////////////////// |
   or equal to Schedule RC-C, part I, item 4.a, column B):                       | /////////////////////////////////////// |
   a. With original amounts of $100,000 or less ................................ | 5570        11,332 | 5571       231,918 | 4.a.
   b. With original amounts of more than $100,000 through $250,000 ............. | 5572         1,410 | 5573       156,428 | 4.b.
   c. With original amounts of more than $250,000 through $1,000,000 ........... | 5574         1,470 | 5575       417,209 | 4.c.
                                                                                 -------------------------------------------




                                     17a

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-7b
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3
Schedule RC-C--Continued

Part II. Continued

Agricultural Loans to Small Farms
5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B, and all or substantially all of the dollar volume of your bank's "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3, column B, have original amounts
   of $100,000 or less (If your bank has no loans outstanding in both of these two loan categories,           YES       NO
   place an "X" in the box marked "NO" and do not complete items 7 and 8; otherwise, see instructions ----------------------
   for further information.) ........................................................................ | 6860|     |///|  X | 5.
                                                                                                      ----------------------
If YES, complete items 6.a and 6.b below and do not complete items 7 and 8.

If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.

6. Report the total number of loans currently outstanding for each of the        ----------------------
   following Schedule RC-C, part I, loan categories:                             |   Number of Loans  |
                                                                                  --------------------
   a. "Loans secured by farmland (including farm residential and other           | RCON |//////////// |
                                                                                  ------              |
      improvements)" in domestic offices reported in Schedule RC-C, part I,      | ////////////////// |
      item 1.b, column B ....................................................... | 5576           N/A | 6.a.
   b. "Loans to finance agricultural production and other loans to farmers" in   | ////////////////// |
      domestic offices reported in Schedule RC-C, part I, item 3, column B ..... | 5577           N/A | 6.b.
                                                                                 ----------------------
                                                                                 -------------------------------------------
                                                                                 |     (Column A)     |     (Column B)     |
                                                                                 |                    |       Amount       |
                                                                                 |                    |      Currently     |
                                                                                 |  Number of Loans   |     Outstanding    |
                                                                                  -------------------- --------------------
                                                     Dollar Amounts in Thousands | RCON |/////////////| RCON  Bil Mil Thou |
- --------------------------------------------------------------------------------- ------               --------------------|
7. Number and amount currently outstanding of "Loans secured by farmland         | /////////////////////////////////////// |
   (including farm residential and other improvements)" in domestic offices      | /////////////////////////////////////// |
   reported in Schedule RC-C, part I, item 1.b, column B (sum of items 7.a       | /////////////////////////////////////// |
   through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b,    | /////////////////////////////////////// |
   column B):                                                                    | /////////////////////////////////////// |
   a. With original amounts of $100,000 or less ................................ | 5578            19 | 5579           519 | 7.a.
   b. With original amounts of more than $100,000 through $250,000 ............. | 5580            13 | 5581         1,916 | 7.b.
   c. With original amounts of more than $250,000 through $500,000 ............. | 5582             9 | 5583         2,232 | 7.c.
8. Number and amount currently outstanding of "Loans to finance agricultural     | /////////////////////////////////////// |
   production and other loans to farmers" in domestic offices reported in        | /////////////////////////////////////// |
   Schedule RC-C, part I, item 3, column B (sum of items 8.a through 8.c         | /////////////////////////////////////// |
   must be less than or equal to Schedule RC-C, part I, item 3, column B):       | /////////////////////////////////////// |
   a. With original amounts of $100,000 or less ................................ | 5584           125 | 5585         3,621 | 8.a.
   b. With original amounts of more than $100,000 through $250,000 ............. | 5586            31 | 5587         3,701 | 8.b.
   c. With original amounts of more than $250,000 through $500,000 ............. | 5588            18 | 5589         3,427 | 8.c.
                                                                                 -------------------------------------------




                                     17b

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-8
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Schedule RC-D--Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                                   ----------
                                                                                                                   |  C420  | (-
                                                                                                  ----------------- --------
                                                                      Dollar Amounts in Thousands | /////////  Bil Mil Thou |
- -------------------------------------------------------------------------------------------------- -------------------------
ASSETS                                                                                            | /////////////////////// |
 1. U.S. Treasury securities in domestic offices ................................................ | RCON 3531         1,987 |  1.
 2. U.S. Government agency and corporation obligations in domestic offices (exclude mortgage-     | /////////////////////// |
    backed securities) .......................................................................... | RCON 3532           255 |  2.
 3. Securities issued by states and political subdivisions in the U.S. in domestic offices ...... | RCON 3533         3,477 |  3.
 4. Mortgage-backed securities (MBS) in domestic offices:                                         | /////////////////////// |
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA ..................... | RCON 3534             0 |  4.a.
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA              | /////////////////////// |
       (include CMOs, REMICs, and stripped MBS) ................................................. | RCON 3535             0 |  4.b.
    c. All other mortgage-backed securities ..................................................... | RCON 3536             0 |  4.c.
 5. Other debt securities in domestic offices ................................................... | RCON 3537             0 |  5.
 6. Certificates of deposit in domestic offices ................................................. | RCON 3538             0 |  6.
 7. Commercial paper in domestic offices ........................................................ | RCON 3539             0 |  7.
 8. Bankers acceptances in domestic offices ..................................................... | RCON 3540             0 |  8.
 9. Other trading assets in domestic offices .................................................... | RCON 3541            15 |  9.
10. Trading assets in foreign offices ........................................................... | RCFN 3542             0 | 10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity     | /////////////////////// |
    contracts:                                                                                    | /////////////////////// |
    a. In domestic offices ...................................................................... | RCON 3543        20,767 | 11.a.
    b. In foreign offices ....................................................................... | RCFN 3544             0 | 11.b.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5) ........... | RCFD 3545        26,501 | 12.
                                                                                                  ---------------------------
                                                                                                  ---------------------------
                                                                                                  | /////////  Bil Mil Thou |
LIABILITIES                                                                                        -------------------------
13. Liability for short positions ............................................................... | RCFD 3546             0 | 13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity    | /////////////////////// |
    contracts ................................................................................... | RCFD 3547        15,672 | 14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b) ...... | RCFD 3548        15,672 | 15.
                                                                                                  ---------------------------


Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-9
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Schedule RC-E--Deposit Liabilities

Part I. Deposits in Domestic Offices
                                                                                                                ----------
                                                                                                                |  C425  | (-
                                                          ------------------------------------------------------ --------
                                                          |                                         |   Nontransaction   |
                                                          |          Transaction  Accounts          |      Accounts      |
                                                           ----------------------------------------- --------------------
                                                          |     (Column A)     |    (Column B)      |     (Column C)     |
                                                          |  Total transaction |    Memo: Total     |        Total       |
                                                          | accounts (including|  demand deposits   |   nontransaction   |
                                                          |    total demand    |   (included in     |      accounts      |
                                                          |      deposits)     |     column A)      |  (including MMDAs) |
                                                           -------------------- -------------------- --------------------
                              Dollar Amounts in Thousands | RCON  Bil Mil Thou | RCON  Bil Mil Thou | RCON  Bil Mil Thou |
- ---------------------------------------------------------- -------------------- -------------------- --------------------
Deposits of:                                              | ////////////////// | ////////////////// | ////////////////// |
1. Individuals, partnerships, and corporations .......... | 2201     5,560,725 | 2240     5,158,932 | 2346     9,011,941 | 1.
2. U.S. Government ...................................... | 2202        39,213 | 2280        39,202 | 2520           245 | 2.
3. States and political subdivisions in the U.S. ........ | 2203       110,890 | 2290        47,345 | 2530       161,786 | 3.
4. Commercial banks in the U.S. ......................... | 2206       341,092 | 2310       341,092 | 2550             0 | 4.
5. Other depository institutions in the U.S. ............ | 2207        14,561 | 2312        14,561 | 2349             0 | 5.
6. Banks in foreign countries ........................... | 2213        15,563 | 2320        15,563 | 2236             0 | 6.
7. Foreign governments and official institutions          | ////////////////// | ////////////////// | ////////////////// |
   (including foreign central banks) .................... | 2216         1,413 | 2300         1,413 | 2377             0 | 7.
8. Certified and official checks ........................ | 2330        84,015 | 2330        84,015 | ////////////////// | 8.
9. Total (sum of items 1 through 8) (sum of               | ////////////////// | ////////////////// | ////////////////// |
   columns A and C must equal Schedule RC,                | ////////////////// | ////////////////// | ////////////////// |
   item 13.a) ........................................... | 2215     6,167,472 | 2210     5,702,123 | 2385     9,173,972 | 9.
                                                          ----------------------------------------------------------------
Memoranda
                                                                                                    ----------------------
                                                                        Dollar Amounts in Thousands | RCON  Bil Mil Thou |
- ---------------------------------------------------------------------------------------------------- --------------------
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):                    | ////////////////// |
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts ......................... | 6835       783,090 | M.1.a.
   b. Total brokered deposits ..................................................................... | 2365             0 | M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):                      | ////////////////// |
      (1) Issued in denominations of less than $100,000 ........................................... | 2343             0 | M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than               | ////////////////// |
          $100,000 and participated out by the broker in shares of $100,000 or less ............... | 2344             0 | M.1.c.(2)
   d. Maturity data for brokered deposits:                                                          | ////////////////// |
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining          | ////////////////// |
          maturity of one year or less (included in Memorandum item 1.c.(1) above) ................ | A243             0 | M.1.d.(1)
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining            | ////////////////// |
          maturity of one year or less (included in Memorandum item 1.b above) .................... | A244             0 | M.1.d.(2)
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.       | ////////////////// |
      reported in item 3 above which are secured or collateralized as required under state law) ... | 5590       244,686 | M.1.e.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d             | ////////////////// |
   must equal item 9, column C above):                                                              | ////////////////// |
   a. Savings deposits:                                                                             | ////////////////// |
      (1) Money market deposit accounts (MMDAs) ................................................... | 6810     2,725,506 | M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs) ................................................. | 0352     2,929,288 | M.2.a.(2)
   b. Total time deposits of less than $100,000 ................................................... | 6648     2,654,818 | M.2.b.
   c. Time certificates of deposit of $100,000 or more ............................................ | 6645       849,161 | M.2.c.
   d. Open-account time deposits of $100,000 or more .............................................. | 6646        15,199 | M.2.d.
3. All NOW accounts (included in column A above) .................................................. | 2398       465,349 | M.3.
                                                                                                    ----------------------

4. Not applicable

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-10
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Schedule RC-E--Continued

Part I. Continued

Memoranda (continued)
                                                                                                   ----------------------
                                                                       Dollar Amounts in Thousands | RCON  Bil Mil Thou |
- --------------------------------------------------------------------------------------------------- --------------------
5. Maturity and repricing data for time deposits of less than $100,000 (sum of                     | ////////////////// |
   Memorandum items 5.a.(1) through 5.b.(3) must equal Memorandum item 2.b above):(1)              | ////////////////// |
   a. Fixed rate time deposits of less than $100,000 with a remaining maturity of:                 | ////////////////// |
      (1) Three months or less ................................................................... | A225       796,609 | M.5.a.(1)
      (2) Over three months through 12 months .................................................... | A226     1,166,979 | M.5.a.(2)
      (3) Over one year .......................................................................... | A227       619,730 | M.5.a.(3)
   b. Floating rate time deposits of less than $100,000 with a repricing frequency of:             | ////////////////// |
      (1) Quarterly or more frequently ........................................................... | A228        23,928 | M.5.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly ........................ | A229        33,700 | M.5.b.(2)
      (3) Less frequently than annually .......................................................... | A230        13,872 | M.5.b.(3)
   c. Floating rate time deposits of less than $100,000 with a remaining maturity of               | ////////////////// |
      one year or less (included in Memorandum items 5.b.(1) through 5.b.(3) above) .............. | A231        57,503 | M.5.c.
6. Maturity and repricing data for time deposits of $100,000 or more (i.e., time certificates      | ////////////////// |
   of deposit of $100,000 or more and open-account time deposits of $100,000 or more)              | ////////////////// |
   (sum of Memorandum items 6.a.(1) through 6.b.(4) must equal the sum of Memorandum               | ////////////////// |
   items 2.c and 2.d above):(1)                                                                    | ////////////////// |
   a. Fixed rate time deposits of $100,000 or more with a remaining maturity of:                   | ////////////////// |
      (1) Three months or less ................................................................... | A232       478,226 | M.6.a.(1)
      (2) Over three months through 12 months .................................................... | A233       303,697 | M.6.a.(2)
      (3) Over one year through five years ....................................................... | A234        68,142 | M.6.a.(3)
      (4) Over five years ........................................................................ | A235           861 | M.6.a.(4)
   b. Floating rate time deposits of $100,000 or more with a repricing frequency of:               | ////////////////// |
      (1) Quarterly or more frequently ........................................................... | A236        10,723 | M.6.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly ........................ | A237         2,711 | M.6.b.(2)
      (3) Every five years or more frequently, but less frequently than annually ................. | A238             0 | M.6.b.(3)
      (4) Less frequently than every five years .................................................. | A239             0 | M.6.b.(4)
   c. Floating rate time deposits of $100,000 or more with a remaining maturity of                 | ////////////////// |
      one year or less (included in Memorandum items 6.b.(1) through 6.b.(4) above) .............. | A240        10,696 | M.6.c.
                                                                                                   ----------------------
- -------------

(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-11
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3
Schedule RC-E--Continued

Part II. Deposits in Foreign Offices (including Edge and Agreement subsidiaries and IBFs)
                                                                                                   ----------------------
                                                                       Dollar Amounts in Thousands | RCFN  Bil Mil Thou |
- --------------------------------------------------------------------------------------------------- --------------------
Deposits of:                                                                                       | ////////////////// |
1. Individuals, partnerships, and corporations ................................................... | 2621       320,667 | 1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks) ................................ | 2623             0 | 2.
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs) ... | 2625             0 | 3.
4. Foreign governments and official institutions (including foreign central banks) ............... | 2650             0 | 4.
5. Certified and official checks ................................................................. | 2330             0 | 5.
6. All other deposits ............................................................................ | 2668             0 | 6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b) .......................... | 2200       320,667 | 7.
                                                                                                   ----------------------
Memorandum                                                                                         ----------------------
                                                                       Dollar Amounts in Thousands | RCFN  Bil Mil Thou |
- --------------------------------------------------------------------------------------------------- --------------------
1. Time deposits with a remaining maturity of one year or less (included in Part II, item 7 above) | A245       320,160 | M.1.
                                                                                                   ----------------------
Schedule RC-F--Other Assets
                                                                                                                   ----------
                                                                                                                   |  C430  | (-
                                                                                                  ----------------- --------
                                                                      Dollar Amounts in Thousands | ////////// Bil Mil Thou |
- -------------------------------------------------------------------------------------------------- -------------------------
1. Income earned, not collected on loans ........................................................ | RCFD 2164       102,082 | 1.
2. Net deferred tax assets(1) ................................................................... | RCFD 2148        98,069 | 2.
3. Excess residential mortgage servicing fees receivable ........................................ | RCFD 5371             0 | 3.
4. Other (itemize and describe amounts that exceed 25% of this item) ............................ | RCFD 2168       198,614 | 4.
      -------------                                                    ---------------------------                          |
   a. | TEXT 3549 |----------------------------------------------------| RCFD 3549 |              | /////////////////////// | 4.a.
       -----------  NET SWAP INTERST RECEIVABLE                        |           |       59,963 |                         |
   b. | TEXT 3550 |----------------------------------------------------| RCFD 3550 |              | /////////////////////// | 4.b.
       -----------                                                     |           |              |                         |
   c. | TEXT 3551 |----------------------------------------------------| RCFD 3551 |              | /////////////////////// | 4.c.
      -------------                                                    ----------------------------                         |
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11) ........................... | RCFD 2160       398,765 | 5.
                                                                                                  ---------------------------
                                                                                                  ---------------------------
Memorandum                                                            Dollar Amounts in Thousands | ////////// Bil Mil Thou |
- -------------------------------------------------------------------------------------------------- -------------------------
1. Deferred tax assets disallowed for regulatory capital purposes ............................... | RCFD 5610             0 | M.1.
                                                                                                  ---------------------------
Schedule RC-G--Other Liabilities
                                                                                                                   ----------
                                                                                                                   |  C435  | (-
                                                                                                  ----------------- --------
                                                                      Dollar Amounts in Thousands | ////////// Bil Mil Thou |
- -------------------------------------------------------------------------------------------------- -------------------------
1. a. Interest accrued and unpaid on deposits in domestic offices(2) ............................ | RCON 3645        27,012 | 1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable) ................. | RCFD 3646       174,668 | 1.b.
2. Net deferred tax liabilities(1) .............................................................. | RCFD 3049             0 | 2.
3. Minority interest in consolidated subsidiaries ............................................... | RCFD 3000             0 | 3.
4. Other (itemize and describe amounts that exceed 25% of this item) ............................ | RCFD 2938        95,251 | 4.
      -------------                                                    ---------------------------                          |
   a. | TEXT 3552 |----------------------------------------------------| RCFD 3552 |              | /////////////////////// | 4.a.
       -----------  UNSETTLED SECURITY PURCHASE AFS                    |           |       68,924 |                         |
   b. | TEXT 3553 |----------------------------------------------------| RCFD 3553 |              | /////////////////////// | 4.b.
       -----------                                                     |           |              |                         |
   c. | TEXT 3554 |----------------------------------------------------| RCFD 3554 |              | /////////////////////// | 4.c.
      -------------                                                    ---------------------------                          |
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) ........................... | RCFD 2930       296,931 | 5.
                                                                                                  ---------------------------
- ------------

(1) See discussion of deferred income taxes in Glossary entry on "income taxes."

(2) For savings banks, include "dividends" accrued and unpaid on deposits.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-12
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Schedule RC-H--Selected Balance Sheet Items for Domestic Offices
                                                                                                                 ----------
                                                                                                                 |  C440  | (-
                                                                                                      ------------ --------
                                                                                                     |  Domestic Offices  |
                                                                                                      --------------------
                                                                         Dollar Amounts in Thousands | RCON  Bil Mil Thou |
- ----------------------------------------------------------------------------------------------------- --------------------
1. Customers' liability to this bank on acceptances outstanding .................................... | 2155        10,277 |  1.
2. Bank's liability on acceptances executed and outstanding ........................................ | 2920        10,277 |  2.
3. Federal funds sold and securities purchased under agreements to resell .......................... | 1350     1,789,196 |  3.
4. Federal funds purchased and securities sold under agreements to repurchase ...................... | 2800     1,211,601 |  4.
5. Other borrowed money ............................................................................ | 3190        14,893 |  5.
   EITHER                                                                                            | ////////////////// |
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs ..................... | 2163           N/A |  6.
   OR                                                                                                | ////////////////// |
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs ....................... | 2941       211,290 |  7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and         | ////////////////// |
   IBFs) ........................................................................................... | 2192    20,676,867 |  8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and      | ////////////////// |
   IBFs) ........................................................................................... | 3129    18,805,812 |  9.
                                                                                                     ----------------------
Items 10-17 include held-to-maturity and available-for-sale securities in domestic offices.          ----------------------
                                                                                                     | RCON  Bil Mil Thou |
                                                                                                      --------------------
10. U.S. Treasury securities ....................................................................... | 1779       599,461 | 10.
11. U.S. Government agency and corporation obligations (exclude mortgage-backed                      | ////////////////// |
    securities) .................................................................................... | 1785            36 | 11.
12. Securities issued by states and political subdivisions in the U.S. ............................. | 1786           299 | 12.
13. Mortgage-backed securities (MBS):                                                                | ////////////////// |
    a. Pass-through securities:                                                                      | ////////////////// |
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ............................................ | 1787     3,101,849 | 13.a.(1)
       (2) Other pass-through securities ........................................................... | 1869             0 | 13.a.(2)
    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):                    | ////////////////// |
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ............................................ | 1877             0 | 13.b.(1)
       (2) All other mortgage-backed securities .................................................... | 2253         3,268 | 13.b.(2)
14. Other domestic debt securities ................................................................. | 3159             0 | 14.
15. Foreign debt securities ........................................................................ | 3160             0 | 15.
16. Equity securities:                                                                               | ////////////////// |
    a. Investments in mutual funds ................................................................. | 3161             0 | 16.a.
    b. Other equity securities with readily determinable fair values ............................... | 3162             0 | 16.b.
    c. All other equity securities ................................................................. | 3169        46,127 | 16.c.
17. Total held-to-maturity and available-for-sale securities (sum of items 10 through 16) .......... | 3170     3,751,040 | 17.
                                                                                                     ----------------------
Memorandum (to be completed only by banks with IBFs and other "foreign" offices)
                                                                                                     ----------------------
                                                                         Dollar Amounts in Thousands | RCON  Bil Mil Thou |
- ----------------------------------------------------------------------------------------------------- --------------------
   EITHER                                                                                            | ////////////////// |
1. Net due from the IBF of the domestic offices of the reporting bank .............................. | 3051           N/A | M.1.
   OR                                                                                                | ////////////////// |
2. Net due to the IBF of the domestic offices of the reporting bank ................................ | 3059           N/A | M.2.
                                                                                                     ----------------------

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-13
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Schedule RC-I--Selected Assets and Liabilities of IBFs

To be completed only by banks with IBFs and other "foreign" offices.                                            ----------
                                                                                                                |  C445  | (-
                                                                                                    ------------ --------
                                                                        Dollar Amounts in Thousands | RCFN  Bil Mil Thou |
- ---------------------------------------------------------------------------------------------------- --------------------
 1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12) ................. | 2133           N/A | 1.
 2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I,            | ////////////////// |
    item 12, column A) ............................................................................ | 2076           N/A | 2.
 3. IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4,                | ////////////////// |
    column A) ..................................................................................... | 2077           N/A | 3.
 4. Total IBF liabilities (component of Schedule RC, item 21) ..................................... | 2898           N/A | 4.
 5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,         | ////////////////// |
    part II, items 2 and 3) ....................................................................... | 2379           N/A | 5.
 6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6) ..... | 2381           N/A | 6.
                                                                                                    ----------------------
Schedule RC-K--Quarterly Averages(1)
                                                                                                                ----------
                                                                                                                |  C455  |  (-
                                                                                               ----------------- --------
                                                                   Dollar Amounts in Thousands | /////////  Bil Mil Thou |
- ----------------------------------------------------------------------------------------------- -------------------------
ASSETS                                                                                         | /////////////////////// |
 1. Interest-bearing balances due from depository institutions ............................... | RCFD 3381         5,108 |  1.
 2. U.S. Treasury securities and U.S. Government agency and corporation obligations(2) ....... | RCFD 3382     3,826,844 |  2.
 3. Securities issued by states and political subdivisions in the U.S.(2) .................... | RCFD 3383           299 |  3.
 4. a. Other debt securities(2) .............................................................. | RCFD 3647         3,300 |  4.a.
    b. Equity securities(3) (includes investments in mutual funds and Federal Reserve stock) . | RCFD 3648        46,127 |  4.b.
 5. Federal funds sold and securities purchased under agreements to resell in domestic offices | /////////////////////// |
    of the bank and of its Edge and Agreement subsidiaries, and in IBFs ...................... | RCFD 3365       616,920 |  5.
 6. Loans:                                                                                     | /////////////////////// |
    a. Loans in domestic offices:                                                              | /////////////////////// |
       (1) Total loans ....................................................................... | RCON 3360    11,947,333 |  6.a.(1)
       (2) Loans secured by real estate ...................................................... | RCON 3385     2,563,218 |  6.a.(2)
       (3) Loans to finance agricultural production and other loans to farmers ............... | RCON 3386        65,149 |  6.a.(3)
       (4) Commercial and industrial loans ................................................... | RCON 3387     5,998,153 |  6.a.(4)
       (5) Loans to individuals for household, family, and other personal expenditures ....... | RCON 3388     2,340,499 |  6.a.(5)
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs ............. | RCFN 3360       112,629 |  6.b.
 7. Trading assets ........................................................................... | RCFD 3401        30,425 |  7.
 8. Lease financing receivables (net of unearned income) ..................................... | RCFD 3484       152,674 |  8.
 9. Total assets(4) .......................................................................... | RCFD 3368    19,879,684 |  9.
LIABILITIES                                                                                    | /////////////////////// |
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,     | /////////////////////// |
    and telephone and preauthorized transfer accounts) (exclude demand deposits) ............. | RCON 3485       415,579 | 10.
11. Nontransaction accounts in domestic offices:                                               | /////////////////////// |
    a. Money market deposit accounts (MMDAs) ................................................. | RCON 3486     2,794,960 | 11.a.
    b. Other savings deposits ................................................................ | RCON 3487     2,944,928 | 11.b.
    c. Time certificates of deposit of $100,000 or more ...................................... | RCON 3345       842,531 | 11.c.
    d. All other time deposits ............................................................... | RCON 3469     2,687,600 | 11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs .. | RCFN 3404       343,692 | 12.
13. Federal funds purchased and securities sold under agreements to repurchase in domestic     | /////////////////////// |
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs .............. | RCFD 3353     1,220,916 | 13.
14. Other borrowed money ..................................................................... | RCFD 3355        27,745 | 14.
                                                                                               ---------------------------
- -------------

(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).

(2) Quarterly averages for all debt securities should be based on amortized cost.

(3) Quarterly averages for all equity securities should be based on historical cost.

(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.


Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-14
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Schedule RC-L--Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L.  Some of the amounts
reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.            ----------
                                                                                                                |  C460  |  (-
                                                                                                    ------------ --------
                                                                        Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
- ---------------------------------------------------------------------------------------------------- --------------------
 1. Unused commitments:                                                                             | ////////////////// |
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity    | ////////////////// |
       lines ...................................................................................... | 3814             0 |  1.a.
    b. Credit card lines .......................................................................... | 3815             0 |  1.b.
    c. Commercial real estate, construction, and land development:                                  | ////////////////// |
       (1) Commitments to fund loans secured by real estate ....................................... | 3816       376,776 |  1.c.(1)
       (2) Commitments to fund loans not secured by real estate ................................... | 6550       259,962 |  1.c.(2)
    d. Securities underwriting .................................................................... | 3817             0 |  1.d.
    e. Other unused commitments ................................................................... | 3818     7,920,509 |  1.e.
 2. Financial standby letters of credit and foreign office guarantees ............................. | 3819     1,018,656 |  2.
                                                                         ---------------------------                     |
    a. Amount of financial standby letters of credit conveyed to others  | RCFD 3820 |      102,711 | ////////////////// |  2.a.
                                                                         ---------------------------                     |
 3. Performance standby letters of credit and foreign office guarantees ........................... | 3821       102,391 |  3.
                                                                         ---------------------------                     |
    a. Amount of performance standby letters of credit conveyed to others| RCFD 3822 |        2,799 | ////////////////// |  3.a.
                                                                         ---------------------------                     |
 4. Commercial and similar letters of credit ...................................................... | 3411       194,001 |  4.
 5. Participations in acceptances (as described in the instructions) conveyed to others by the      | ////////////////// |
    reporting bank ................................................................................ | 3428             0 |  5.
 6. Participations in acceptances (as described in the instructions) acquired by the reporting      | ////////////////// |
    (nonaccepting) bank ........................................................................... | 3429             0 |  6.
 7. Securities borrowed ........................................................................... | 3432        79,067 |  7.
 8. Securities lent (including customers' securities lent where the customer is indemnified against | ////////////////// |
    loss by the reporting bank) ................................................................... | 3433        17,973 |  8.
 9. Loans transferred (i.e., sold or swapped) with recourse that have been treated as sold for      | ////////////////// |
    Call Report purposes:                                                                           | ////////////////// |
    a. FNMA and FHLMC residential mortgage loan pools:                                              | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | 3650             0 |  9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | 3651             0 |  9.a.(2)
    b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:               | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | 3652             0 |  9.b.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | 3653             0 |  9.b.(2)
    c. Farmer Mac agricultural mortgage loan pools:                                                 | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | 3654             0 |  9.c.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | 3655             0 |  9.c.(2)
    d. Small business obligations transferred with recourse under Section 208 of the                | ////////////////// |
       Riegle Community Development and Regulatory Improvement Act of 1994:                         | ////////////////// |
       (1) Outstanding principal balance of small business obligations transferred                  | ////////////////// |
           as of the report date .................................................................. | A249             0 |  9.d.(1)
       (2) Amount of retained recourse on these obligations as of the report date ................. | A250             0 |  9.d.(2)
10. When-issued securities:                                                                         | ////////////////// |
    a. Gross commitments to purchase .............................................................. | 3434         7,415 | 10.a.
    b. Gross commitments to sell .................................................................. | 3435         6,975 | 10.b.
11. Spot foreign exchange contracts ............................................................... | 8765       482,982 | 11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and    | ////////////////// |
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")  | 3430             0 | 12.
                                                                                                    | ////////////////// |
       -------------                                                     ---------------------------                     |
    a. | TEXT 3555 |-----------------------------------------------------| RCFD 3555 |              | ////////////////// | 12.a.
        -----------                                                      |           |              |                    |
    b. | TEXT 3556 |-----------------------------------------------------| RCFD 3556 |              | ////////////////// | 12.b.
        -----------                                                      |           |              |                    |
    c. | TEXT 3557 |-----------------------------------------------------| RCFD 3557 |              | ////////////////// | 12.c.
        -----------                                                      |           |              |                    |
    d. | TEXT 3558 |-----------------------------------------------------| RCFD 3558 |              | ////////////////// | 12.d.
       -------------                                                     -------------------------------------------------

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-15
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Schedule RC-L--Continued
                                                                                                    ----------------------
                                                                        Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
- ---------------------------------------------------------------------------------------------------- --------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and         | ////////////////// |
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")  | 5591             0 | 13.
                                                                                                    | ////////////////// |
       -------------                                                     ---------------------------                     |
    a. | TEXT 5592 |-----------------------------------------------------| RCFD 5592 |              | ////////////////// | 13.a.
        -----------                                                      |           |              |                    |
    b. | TEXT 5593 |-----------------------------------------------------| RCFD 5593 |              | ////////////////// | 13.b.
        -----------                                                      |           |              |                    |
    c. | TEXT 5594 |-----------------------------------------------------| RCFD 5594 |              | ////////////////// | 13.c.
        -----------                                                      |           |              |                    |
    d. | TEXT 5595 |-----------------------------------------------------| RCFD 5595 |              | ////////////////// | 13.d.
       -------------                                                     -------------------------------------------------
                                                                                                              ------------
                                                                                                              |   C461   | (-
                                             ----------------------------------------------------------------- ----------
                                             |    (Column A)    |    (Column B)    |    (Column C)    |    (Column D)    |
                 Dollar Amounts in Thousands |   Interest Rate  | Foreign Exchange | Equity Derivative|   Commodity and  |
- ---------------------------------------------                   |                  |                  |                  |
|       Off-balance Sheet Derivatives        |     Contracts    |     Contracts    |     Contracts    |  Other Contracts |
|                                             ------------------ ------------------ ------------------ ------------------
|            Position Indicators             |Tril Bil Mil Thou |Tril Bil Mil Thou |Tril Bil Mil Thou |Tril Bil Mil Thou |
- --------------------------------------------- ------------------ ------------------ ------------------ ------------------
14. Gross amounts (e.g., notional            | //////////////// | //////////////// | //////////////// | //////////////// |
    amounts) (for each column, sum of        | //////////////// | //////////////// | //////////////// | //////////////// |
    items 14.a through 14.e must equal       | //////////////// | //////////////// | //////////////// | //////////////// |
    sum of items 15, 16.a, and 16.b):        | //////////////// | //////////////// | //////////////// | //////////////// |
                                              ------------------ ------------------ ------------------ ------------------
    a. Futures contracts ................... |                0 |                0 |                0 |                0 | 14.a.
                                              ------------------ ------------------ ------------------ ------------------
                                             |    RCFD 8693     |    RCFD 8694     |    RCFD 8695     |    RCFD 8696     |
                                              ------------------ ------------------ ------------------ ------------------
    b. Forward contracts ................... |           33,476 |          320,460 |                0 |                0 | 14.b.
                                              ------------------ ------------------ ------------------ ------------------
                                             |    RCFD 8697     |    RCFD 8698     |    RCFD 8699     |    RCFD 8700     |
                                              ------------------ ------------------ ------------------ ------------------
    c. Exchange-traded option contracts:     | //////////////// | //////////////// | //////////////// | //////////////// |
                                              ------------------ ------------------ ------------------ ------------------
       (1) Written options ................. |        1,500,000 |                0 |                0 |                0 | 14.c.(1)
                                              ------------------ ------------------ ------------------ ------------------|
                                             |    RCFD 8701     |    RCFD 8702     |    RCFD 8703     |    RCFD 8704     |
                                              ------------------ ------------------ ------------------ ------------------
       (2) Purchased options ............... |        1,500,000 |                0 |                0 |                0 | 14.c.(2)
                                              ------------------ ------------------ ------------------ ------------------|
                                             |    RCFD 8705     |    RCFD 8706     |    RCFD 8707     |    RCFD 8708     |
                                              ------------------ ------------------ ------------------ ------------------
    d. Over-the-counter option contracts:    | //////////////// | //////////////// | //////////////// | //////////////// |
                                              ------------------ ------------------ ------------------ ------------------
       (1) Written options ................. |          275,423 |                0 |                0 |            1,025 | 14.d.(1)
                                              ------------------ ------------------ ------------------ ------------------|
                                             |    RCFD 8709     |    RCFD 8710     |    RCFD 8711     |    RCFD 8712     |
                                              ------------------ ------------------ ------------------ ------------------
       (2) Purchased options ............... |        1,480,423 |           11,050 |                0 |            1,025 | 14.d.(2)
                                              ------------------ ------------------ ------------------ ------------------|
                                             |    RCFD 8713     |    RCFD 8714     |    RCFD 8715     |    RCFD 8716     |
                                              ------------------ ------------------ ------------------ ------------------
    e. Swaps ............................... |        5,110,300 |                0 |                0 |           11,540 | 14.e.
                                              ------------------ ------------------ ------------------ ------------------
                                             |    RCFD 3450     |    RCFD 3826     |    RCFD 8719     |    RCFD 8720     |
                                              ------------------ ------------------ ------------------ ------------------
15. Total gross notional amount of           | //////////////// | //////////////// | //////////////// | //////////////// |
    derivative contracts held for trading .. |        3,030,092 |          331,510 |                0 |           13,590 | 15.
                                              ------------------ ------------------ ------------------ ------------------
                                             |    RCFD A126     |    RCFD A127     |    RCFD 8723     |    RCFD 8724     |
                                              ------------------ ------------------ ------------------ ------------------
16. Total gross notional amount of           | //////////////// | //////////////// | //////////////// | //////////////// |
    derivative contracts held for            | //////////////// | //////////////// | //////////////// | //////////////// |
    purposes other than trading:             | //////////////// | //////////////// | //////////////// | //////////////// |
                                              ------------------ ------------------ ------------------ ------------------
    a. Contracts marked to market .......... |        2,185,000 |                0 |                0 |                0 | 16.a.
                                              ------------------ ------------------ ------------------ ------------------
                                             |    RCFD 8725     |    RCFD 8726     |    RCFD 8727     |    RCFD 8728     |
                                              ------------------ ------------------ ------------------ ------------------
    b. Contracts not marked to market ...... |        4,684,530 |                0 |                0 |                0 | 16.b.
                                              ------------------ ------------------ ------------------ ------------------
                                             |    RCFD 8729     |    RCFD 8730     |    RCFD 8731     |    RCFD 8732     |
                                             -----------------------------------------------------------------------------

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-16
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Schedule RC-L--Continued
                                     -------------------------------------------------------------------------------------
                                     |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
         Dollar Amounts in Thousands |    Interest Rate   |  Foreign Exchange  |  Equity Derivative |    Commodity and   |
- -------------------------------------                     |                    |                    |                    |
|   Off-balance Sheet Derivatives    |      Contracts     |      Contracts     |      Contracts     |   Other Contracts  |
|                                     -------------------- -------------------- -------------------- --------------------
|        Position Indicators         | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
- ------------------------------------- -------------------- -------------------- -------------------- --------------------
17. Gross fair values of             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
    derivative contracts:            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
    a. Contracts held for            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       trading:                      | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       (1) Gross positive            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value .............. | 8733        23,570 | 8734         6,112 | 8735             0 | 8736         3,230 | 17.a.(1)
       (2) Gross negative            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value .............. | 8737        18,724 | 8738         6,001 | 8739             0 | 8740         3,054 | 17.a.(2)
    b. Contracts held for            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       purposes other than           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       trading that are marked       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       to market:                    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       (1) Gross positive            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value .............. | 8741           743 | 8742             0 | 8743             0 | 8744             0 | 17.b.(1)
       (2) Gross negative            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value .............. | 8745         2,787 | 8746             0 | 8747             0 | 8748             0 | 17.b.(2)
    c. Contracts held for            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       purposes other than           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       trading that are not          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       marked to market:             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       (1) Gross positive            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value .............. | 8749        52,042 | 8750             0 | 8751             0 | 8752             0 | 17.c.(1)
       (2) Gross negative            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value .............. | 8753           955 | 8754             0 | 8755             0 | 8756             0 | 17.c.(2)
                                     -------------------------------------------------------------------------------------
                                                                                                    ----------------------
Memoranda                                                               Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
- ---------------------------------------------------------------------------------------------------- --------------------
 1.-2. Not applicable                                                                               | ////////////////// |
 3. Unused commitments with an original maturity exceeding one year that are reported in            | ////////////////// |
    Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments     | ////////////////// |
    that are fee paid or otherwise legally binding) ............................................... | 3833     4,876,782 | M.3.
    a. Participations in commitments with an original maturity                                      | ////////////////// |
                                                                         ---------------------------                     |
       exceeding one year conveyed to others ........................... | RCFD 3834 |        7,250 | ////////////////// | M.3.a.
                                                                         ---------------------------                     |
 4. To be completed only by banks with $1 billion or more in total assets:                          | ////////////////// |
    Standby letters of credit and foreign office guarantees (both financial and performance) issued | ////////////////// |
    to non-U.S. addressees (domicile) included in Schedule RC-L, items 2 and 3, above ............. | 3377        46,326 | M.4.
 5. Installment loans to individuals for household, family, and other personal expenditures that    | ////////////////// |
    have been securitized and sold without recourse (with servicing retained), amounts outstanding  | ////////////////// |
    by type of loan:                                                                                | ////////////////// |
    a. Loans to purchase private passenger automobiles (to be completed for the                     | ////////////////// |
       September report only) ..................................................................... | 2741           N/A | M.5.a.
    b. Credit cards and related plans (TO BE COMPLETED QUARTERLY) ................................. | 2742             0 | M.5.b.
    c. All other consumer installment credit (including mobile home loans)(to be completed for the  | ////////////////// |
       September report only) ..................................................................... | 2743           N/A | M.5.c.
                                                                                                    ----------------------

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-17
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Schedule RC-M--Memoranda
                                                                                                                  ----------
                                                                                                                  |  C465  | (-
                                                                                                      ------------ --------
                                                                          Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
- ------------------------------------------------------------------------------------------------------ --------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal         | ////////////////// |
   shareholders, and their related interests as of the report date:                                   | ////////////////// |
   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal    | ////////////////// |
      shareholders, and their related interests ..................................................... | 6164        22,181 | 1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of       | ////////////////// |
      all extensions of credit by the reporting bank (including extensions of credit to               | ////////////////// |
      related interests) equals or exceeds the lesser of $500,000 or 5 percent                 Number | ////////////////// |
      of total capital as defined for this purpose in agency regulations.  ---------------------------                     |
                                                                           | RCFD 6165 |            3 | ////////////////// | 1.b.
                                                                           ---------------------------                     |
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches          | ////////////////// |
   and agencies of foreign banks(1) (included in Schedule RC, items 3.a and 3.b) .................... | 3405             0 | 2.
3. Not applicable.                                                                                    | ////////////////// |
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others         | ////////////////// |
   (include both retained servicing and purchased servicing):                                         | ////////////////// |
   a. Mortgages serviced under a GNMA contract ...................................................... | 5500             0 | 4.a.
   b. Mortgages serviced under a FHLMC contract:                                                      | ////////////////// |
      (1) Serviced with recourse to servicer ........................................................ | 5501             0 | 4.b.(1)
      (2) Serviced without recourse to servicer ..................................................... | 5502             0 | 4.b.(2)
   c. Mortgages serviced under a FNMA contract:                                                       | ////////////////// |
      (1) Serviced under a regular option contract .................................................. | 5503             0 | 4.c.(1)
      (2) Serviced under a special option contract .................................................. | 5504             0 | 4.c.(2)
   d. Mortgages serviced under other servicing contracts ............................................ | 5505             0 | 4.d.
5. To be completed only by banks with $1 billion or more in total assets:                             | ////////////////// |
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must        | ////////////////// |
   equal Schedule RC, item 9):                                                                        | ////////////////// |
   a. U.S. addressees (domicile) .................................................................... | 2103         5,072 | 5.a.
   b. Non-U.S. addressees (domicile) ................................................................ | 2104         5,205 | 5.b.
6. Intangible assets:                                                                                 | ////////////////// |
   a. Mortgage servicing rights ..................................................................... | 3164             0 | 6.a.
   b. Other identifiable intangible assets:                                                           | ////////////////// |
      (1) Purchased credit card relationships ....................................................... | 5506             0 | 6.b.(1)
      (2) All other identifiable intangible assets .................................................. | 5507       106,238 | 6.b.(2)
   c. Goodwill ...................................................................................... | 3163       336,161 | 6.c.
   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10) ........................ | 2143       442,399 | 6.d.
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been grandfathered or    | ////////////////// |
      are otherwise qualifying for regulatory capital purposes ...................................... | 6442             0 | 6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to                | ////////////////// |
   redeem the debt .................................................................................. | 3295             0 | 7.
                                                                                                      ----------------------

- -------------

(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S.
    in this item.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-18
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Schedule RC-M--Continued
                                                                                             ---------------------------
                                                                 Dollar Amounts in Thousands |            Bil Mil Thou |
- --------------------------------------------------------------------------------------------- -------------------------
 8. a. Other real estate owned:                                                              | /////////////////////// |
       (1) Direct and indirect investments in real estate ventures ......................... | RCFD 5372             0 |  8.a.(1)
       (2) All other real estate owned:                                                      | /////////////////////// |
           (a) Construction and land development in domestic offices ....................... | RCON 5508         2,523 |  8.a.(2)(a)
           (b) Farmland in domestic offices ................................................ | RCON 5509             0 |  8.a.(2)(b)
           (c) 1-4 family residential properties in domestic offices ....................... | RCON 5510           339 |  8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties in domestic offices .......... | RCON 5511             0 |  8.a.(2)(d)
           (e) Nonfarm nonresidential properties in domestic offices ....................... | RCON 5512        10,781 |  8.a.(2)(e)
           (f) In foreign offices .......................................................... | RCFN 5513             0 |  8.a.(2)(f)
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7) ....... | RCFD 2150        13,643 |  8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:                  | /////////////////////// |
       (1) Direct and indirect investments in real estate ventures ......................... | RCFD 5374             0 |  8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated companies ... | RCFD 5375             0 |  8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8) ....... | RCFD 2130             0 |  8.b.(3)
    c. Total assets of unconsolidated subsidiaries and associated companies ................ | RCFD 5376             0 |  8.c.
 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,     | /////////////////////// |
    item 23, "Perpetual preferred stock and related surplus" ............................... | RCFD 3778             0 |  9.
10. Mutual fund and annuity sales in domestic offices during the quarter (include            | /////////////////////// |
    proprietary, private label, and third party products):                                   | /////////////////////// |
    a. Money market funds .................................................................. | RCON 6441     7,017,685 | 10.a.
    b. Equity securities funds ............................................................. | RCON 8427             0 | 10.b.
    c. Debt securities funds ............................................................... | RCON 8428             0 | 10.c.
    d. Other mutual funds .................................................................. | RCON 8429        48,925 | 10.d.
    e. Annuities ........................................................................... | RCON 8430        11,720 | 10.e.
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through       | /////////////////////// |
       10.e above) ......................................................................... | RCON 8784     4,047,691 | 10.f.
                                                                                             ---------------------------
- ---------------------------------------------------------------------------------------------------------------------------------
|                                                                                                 ----------------------        |
|Memorandum                                                           Dollar Amounts in Thousands | RCFD  Bil Mil Thou |        |
|------------------------------------------------------------------------------------------------- --------------------         |
|1. Interbank holdings of capital instruments (to be completed for the December report only):     | ////////////////// |        |
|   a. Reciprocal holdings of banking organizations' capital instruments ........................ | 3836           N/A | M.1.a. |
|   b. Nonreciprocal holdings of banking organizations' capital instruments ..................... | 3837           N/A | M.1.b. |
|                                                                                                 ----------------------        |
- ---------------------------------------------------------------------------------------------------------------------------------

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-19
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Schedule RC-N--Past Due and Nonaccrual Loans, Leases, and Other Assets

The FFIEC regards the information reported in                                                               ----------
all of Memorandum item 1, in items 1 through 10,                                                            |  C470  | (-
                                                      ------------------------------------------------------ --------
column A, and in Memorandum items 2 through 4,        |     (Column A)     |    (Column B)      |    (Column C)      |
column A, as confidential.                            |      Past due      |    Past due 90     |    Nonaccrual      |
                                                      |   30 through 89    |    days or more    |                    |
                                                      |   days and still   |     and still      |                    |
                                                      |      accruing      |     accruing       |                    |
                                                       -------------------- -------------------- --------------------
                          Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
- ------------------------------------------------------ -------------------- -------------------- --------------------
 1. Loans secured by real estate:                     | ////////////////// | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ................ | 1245        79,679 | 1246        15,054 | 1247        68,846 |  1.a.
    b. To non-U.S. addressees (domicile) ............ | 1248             0 | 1249             0 | 1250             0 |  1.b.
 2. Loans to depository institutions and acceptances  | ////////////////// | ////////////////// | ////////////////// |
    of other banks:                                   | ////////////////// | ////////////////// | ////////////////// |
    a. To U.S. banks and other U.S. depository        | ////////////////// | ////////////////// | ////////////////// |
       institutions ................................. | 5377             0 | 5378             0 | 5379             0 |  2.a.
    b. To foreign banks ............................. | 5380           300 | 5381             0 | 5382             0 |  2.b.
 3. Loans to finance agricultural production and      | ////////////////// | ////////////////// | ////////////////// |
    other loans to farmers .......................... | 1594         1,473 | 1597             0 | 1583         2,461 |  3.
 4. Commercial and industrial loans:                  | ////////////////// | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ................ | 1251       105,551 | 1252        17,336 | 1253        57,982 |  4.a.
    b. To non-U.S. addressees (domicile) ............ | 1254           289 | 1255             0 | 1256            35 |  4.b.
 5. Loans to individuals for household, family, and   | ////////////////// | ////////////////// | ////////////////// |
    other personal expenditures:                      | ////////////////// | ////////////////// | /////////////////  |
    a. Credit cards and related plans ............... | 5383           941 | 5384           272 | 5385             0 |  5.a.
    b. Other (includes single payment, installment,   | ////////////////// | ////////////////// | ////////////////// |
       and all student loans) ....................... | 5386        39,414 | 5387        18,299 | 5388         2,405 |  5.b.
 6. Loans to foreign governments and official         | ////////////////// | ////////////////// | ////////////////// |
    institutions .................................... | 5389             0 | 5390             0 | 5391            30 |  6.
 7. All other loans ................................. | 5459        26,551 | 5460        11,174 | 5461         1,346 |  7.
 8. Lease financing receivables:                      | ////////////////// | ////////////////// | ////////////////// |
    a. Of U.S. addressees (domicile) ................ | 1257             0 | 1258             0 | 1259             0 |  8.a.
    b. Of non-U.S. addressees (domicile) ............ | 1271             0 | 1272             0 | 1791             0 |  8.b.
 9. Debt securities and other assets (exclude other   | ////////////////// | ////////////////// | ////////////////// |
    real estate owned and other repossessed assets) . | 3505             0 | 3506             0 | 3507             0 |  9.
                                                       -------------------- -------------------- --------------------

====================================================================================================================================

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases.  Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.
                                                      ----------------------------------------------------------------
                                                      | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
10. Loans and leases reported in items 1              -------------------- -------------------- --------------------
    through 8 above which are wholly or partially     | ////////////////// | ////////////////// | ////////////////// |
    guaranteed by the U.S. Government ............... | 5612        11,910 | 5613        15,221 | 5614         3,141 | 10.
    a. Guaranteed portion of loans and leases         | ////////////////// | ////////////////// | ////////////////// |
       included in item 10 above .................... | 5615        11,704 | 5616        15,221 | 5617         2,513 | 10.a.
                                                      ----------------------------------------------------------------

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-20
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Schedule RC-N--Continued
                                                                                                            ----------
                                                                                                            |  C473  | (-
                                                      ------------------------------------------------------ --------
                                                      |     (Column A)     |    (Column B)      |    (Column C)      |
                                                      |      Past due      |    Past due 90     |    Nonaccrual      |
                                                      |   30 through 89    |    days or more    |                    |
                                                      |   days and still   |     and still      |                    |
Memoranda                                             |      accruing      |     accruing       |                    |
                                                       -------------------- -------------------- --------------------
                          Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
- ------------------------------------------------------ -------------------- -------------------- --------------------
 1. Restructured loans and leases included in         | ////////////////// | ////////////////// | ////////////////// |
    Schedule RC-N, items 1 through 8, above (and not  | ////////////////// | ////////////////// | ////////////////// |
    reported in Schedule RC-C, part I, Memorandum     | ////////////////// | ////////////////// | ////////////////// |
    item 2) ......................................... | 1658             0 | 1659             0 | 1661             0 | M.1.
 2. Loans to finance commercial real estate,          | ////////////////// | ////////////////// | ////////////////// |
    construction, and land development activities     | ////////////////// | ////////////////// | ////////////////// |
    (not secured by real estate) included in          | ////////////////// | ////////////////// | ////////////////// |
    Schedule RC-N, items 4 and 7, above ............. | 6558         1,804 | 6559           914 | 6560         1,604 | M.2.
                                                       -------------------- -------------------- --------------------
 3. Loans secured by real estate in domestic offices  | RCON  Bil Mil Thou | RCON  Bil Mil Thou | RCON  Bil Mil Thou |
                                                       -------------------- -------------------- --------------------
    (included in Schedule RC-N, item 1, above):       | ////////////////// | ////////////////// | ////////////////// |
    a. Construction and land development ............ | 2759        28,069 | 2769         4,463 | 3492        42,747 | M.3.a.
    b. Secured by farmland .......................... | 3493            56 | 3494             0 | 3495           268 | M.3.b.
    c. Secured by 1-4 family residential properties:  | ////////////////// | ////////////////// | ////////////////// |
       (1) Revolving, open-end loans secured by       | ////////////////// | ////////////////// | ////////////////// |
           1-4 family residential properties and      | ////////////////// | ////////////////// | ////////////////// |
           extended under lines of credit ........... | 5398             0 | 5399             0 | 5400             0 | M.3.c.(1)
       (2) All other loans secured by 1-4 family      | ////////////////// | ////////////////// | ////////////////// |
           residential properties ................... | 5401        21,095 | 5402         6,493 | 5403        10,118 | M.3.c.(2)
    d. Secured by multifamily (5 or more) residential | ////////////////// | ////////////////// | ////////////////// |
       properties ................................... | 3499           427 | 3500           941 | 3501           606 | M.3.d.
    e. Secured by nonfarm nonresidential properties . | 3502        30,032 | 3503         3,157 | 3504        15,107 | M.3.e.
                                                      ----------------------------------------------------------------
                                                      -------------------------------------------
                                                      |     (Column A)     |    (Column B)      |
                                                      |    Past due 30     |    Past due 90     |
                                                      |  through 89 days   |    days or more    |
                                                       -------------------- --------------------
                                                      | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
                                                       -------------------- --------------------
 4. Interest rate, foreign exchange rate, and other   | ////////////////// | ////////////////// |
    commodity and equity contracts:                   | ////////////////// | ////////////////// |
    a. Book value of amounts carried as assets ...... | 3522             0 | 3528             0 | M.4.a.
    b. Replacement cost of contracts with a           | ////////////////// | ////////////////// |
       positive replacement cost .................... | 3529             0 | 3530             0 | M.4.b.
                                                      -------------------------------------------


Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-21
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Schedule RC-O--Other Data for Deposit Insurance Assessments
                                                                                                               ----------
                                                                                                               |  C475  | (-
                                                                                                   ------------ --------
                                                                      Dollar Amounts in Thousands  | RCON  Bil Mil Thou |
- --------------------------------------------------------------------------------------------------- --------------------
 1. Unposted debits (see instructions):                                                            | ////////////////// |
    a. Actual amount of all unposted debits ...................................................... | 0030           N/A |  1.a.
       OR                                                                                          | ////////////////// |
    b. Separate amount of unposted debits:                                                         | ////////////////// |
       (1) Actual amount of unposted debits to demand deposits ................................... | 0031             0 |  1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits(1) ...................... | 0032             0 |  1.b.(2)
 2. Unposted credits (see instructions):                                                           | ////////////////// |
    a. Actual amount of all unposted credits ..................................................... | 3510           N/A |  2.a.
       OR                                                                                          | ////////////////// |
    b. Separate amount of unposted credits:                                                        | ////////////////// |
       (1) Actual amount of unposted credits to demand deposits .................................. | 3512             0 |  2.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits(1) ..................... | 3514             0 |  2.b.(2)
 3. Uninvested trust funds (cash) held in bank's own trust department (not included in total       | ////////////////// |
    deposits in domestic offices) ................................................................ | 3520        25,457 |  3.
 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto    | ////////////////// |
    Rico and U.S. territories and possessions (not included in total deposits):                    | ////////////////// |
    a. Demand deposits of consolidated subsidiaries .............................................. | 2211         2,432 |  4.a.
    b. Time and savings deposits(1) of consolidated subsidiaries ................................. | 2351            16 |  4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries ...................... | 5514             0 |  4.c.
 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:              | ////////////////// |
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II) .................. | 2229             0 |  5.a.
    b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, Part II) ..... | 2383             0 |  5.b.
    c. Interest accrued and unpaid on deposits in insured branches                                 | ////////////////// |
       (included in Schedule RC-G, item 1.b) ..................................................... | 5515             0 |  5.c.
                                                                                                   ----------------------
                                                                                                   ----------------------
 Item 6 is not applicable to state nonmember banks that have not been authorized by the            | ////////////////// |
 Federal Reserve to act as pass-through correspondents.                                            | ////////////////// |
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on       | ////////////////// |
    behalf of its respondent depository institutions that are also reflected as deposit liabilities| ////////////////// |
    of the reporting bank:                                                                         | ////////////////// |
    a. Amount reflected in demand deposits (included in Schedule RC-E, Part I, item 4 or 5,        | ////////////////// |
       column B) ................................................................................. | 2314            25 |  6.a.
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, Part I,        | ////////////////// |
       item 4 or 5, column A or C, but not column B) ............................................. | 2315             0 |  6.b.
 7. Unamortized premiums and discounts on time and savings deposits:(1)                            | ////////////////// |
    a. Unamortized premiums ...................................................................... | 5516         1,938 |  7.a.
    b. Unamortized discounts ..................................................................... | 5517             0 |  7.b.
                                                                                                   ----------------------

- ------------------------------------------------------------------------------------------------------------------------------
|                                                                                                                             |
|8.  To be completed by banks with "Oakar deposits."                                               ----------------------     |
|    Total "Adjusted Attributable Deposits" of all institutions acquired under Section 5(d)(3) of  | ////////////////// |     |
|    the Federal Deposit Insurance Act (from most recent FDIC Oakar Transaction Worksheet(s)) .... | 5518           N/A |  8. |
|                                                                                                  ----------------------     |
- -------------------------------------------------------------------------------------------------------------------------------
                                                                                                   ----------------------
 9. Deposits in lifeline accounts ................................................................ | 5596 ///////////// |  9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total            | ////////////////// |
    deposits in domestic offices) ................................................................ | 8432             0 | 10.
                                                                                                   ----------------------
- --------------

(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-22
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Schedule RC-O--Continued
                                                                                                  ----------------------
                                                                      Dollar Amounts in Thousands | RCON  Bil Mil Thou |
- -------------------------------------------------------------------------------------------------- --------------------
11. Adjustments to demand deposits in domestic offices reported in Schedule RC-E for              | ////////////////// |
    certain reciprocal demand balances:                                                           | ////////////////// |
    a. Amount by which demand deposits would be reduced if reciprocal demand balances             | ////////////////// |
       between the reporting bank and savings associations were reported on a net basis           | ////////////////// |
       rather than a gross basis in Schedule RC-E ............................................... | 8785             0 | 11.a.
    b. Amount by which demand deposits would be increased if reciprocal demand balances           | ////////////////// |
       between the reporting bank and U.S. branches and agencies of foreign banks were            | ////////////////// |
       reported on a gross basis rather than a net basis in Schedule RC-E ....................... | A181             0 | 11.b.
    c. Amount by which demand deposits would be reduced if cash items in process of               | ////////////////// |
       collection were included in the calculation of net reciprocal demand balances between      | ////////////////// |
       the reporting bank and the domestic offices of U.S. banks and savings associations         | ////////////////// |
       in Schedule RC-E ......................................................................... | A182        12,262 | 11.c.
                                                                                                  ----------------------
Memoranda (to be completed each quarter except as noted)
                                                                                                  ----------------------
                                                                      Dollar Amounts in Thousands | RCON  Bil Mil Thou |
- -------------------------------------------------------------------------------------------------- --------------------
 1. Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and           | ////////////////// |
    1.b.(1) must equal Schedule RC, item 13.a):                                                   | ////////////////// |
    a. Deposit accounts of $100,000 or less:                                                      | ////////////////// |
       (1) Amount of deposit accounts of $100,000 or less ....................................... | 2702     8,620,055 | M.1.a.(1)
       (2) Number of deposit accounts of $100,000 or less (to be                           Number | ////////////////// |
                                                                       ---------------------------                     |
           completed for the June report only) ....................... | RCON 3779 |    1,261,937 | ////////////////// | M.1.a.(2)
                                                                       ---------------------------                     |
    b. Deposit accounts of more than $100,000:                                                    | ////////////////// |
       (1) Amount of deposit accounts of more than $100,000 ..................................... | 2710     6,721,389 | M.1.b.(1)
                                                                                           Number | ////////////////// |
                                                                       ---------------------------                     |
       (2) Number of deposit accounts of more than $100,000 .......... | RCON 2722 |       17,080 | ////////////////// | M.1.b.(2)
                                                                       -------------------------------------------------

 2. Estimated amount of uninsured deposits in domestic offices of the bank:

    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than
       $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

      Indicate in the appropriate box at the right whether your bank has a method or                       YES     NO
      procedure for determining a better estimate of uninsured deposits than the                  ----------------------
      estimate described above .................................................................. | 6861 |    |///| X  | M.2.a.
                                                                                                  ----------------------
                                                                                                  | RCON  Bil Mil Thou |
   b. If the box marked YES has been checked, report the estimate of uninsured deposits            --------------------
      determined by using your bank's method or procedure ....................................... | 5597           N/A | M.2.b.
                                                                                                  ----------------------

- -----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   |  C477  | (-
Person to whom questions about the Reports of Condition and Income should be directed:                             ----------

Karen Gatenby, Vice President                                                     (713) 216-5263
- ------------------------------------------------------------------------------    --------------------------------------------
Name and Title (TEXT 8901)                                                        Area code/phone number/extension (TEXT 8902)

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-23
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Schedule RC-R--Regulatory Capital

This schedule must be completed by all banks as follows:  Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1995, must complete items 2 through 9 and Memoranda items 1 and 2.  Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

                                                                                                             ------------
                                                                                                             |   C480   | (-
1. Test for determining the extent to which Schedule RC-R must be completed.  To be                     ----- ----------
   completed only by banks with total assets of less than $1 billion.  Indicate in the                  | YES        NO |
   appropriate box at the right whether the bank has total capital greater than or          ------------ ---------------
   equal to eight percent of adjusted total assets ........................................ | RCFD 6056 |     |////|    | 1.
                                                                                            -----------------------------

     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).

     If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below.  If the box marked
   NO has been checked, the bank must complete the remainder of this schedule.

     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

- --------------------------------------------------------------------
|  NOTE:  All banks are required to complete items 2 and 3 below.  |          -------------------------------------------
|         See optional worksheet for items 3.a through 3.f.        |          |      (Column A)    |     (Column B)     |
- --------------------------------------------------------------------          |                    |                    |
                                                  Dollar Amounts in Thousands |Subordinated Debt(1)|       Other        |
- ------------------------------------------------------------------------------                     |                    |
2. Subordinated debt(1) and other limited-life capital instruments (original  |  and Intermediate  |    Limited-Life    |
   weighted average maturity of at least five years) with a remaining         |Term Preferred Stock| Capital Instruments|
   maturity of:                                                               |-------------------- --------------------|
                                                                              | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
                                                                              |-------------------- --------------------|
   a. One year or less ...................................................... | 3780             0 | 3786             0 | 2.a.
   b. Over one year through two years ....................................... | 3781             0 | 3787             0 | 2.b.
   c. Over two years through three years .................................... | 3782             0 | 3788             0 | 2.c.
   d. Over three years through four years ................................... | 3783             0 | 3789             0 | 2.d.
   e. Over four years through five years .................................... | 3784             0 | 3790             0 | 2.e.
   f. Over five years ....................................................... | 3785       345,000 | 3791             0 | 2.f.
3. Amounts used in calculating regulatory capital ratios (report amounts      | ////////////////// | ////////////////// |
                                                                              |                     --------------------
   determined by the bank for its own internal regulatory capital analyses):  | ////////////////// | RCFD  Bil Mil Thou |
                                                                              |                     --------------------
   a. Tier 1 capital ........................................................ | ////////////////// | 8274     1,301,429 | 3.a.
   b. Tier 2 capital ........................................................ | ////////////////// | 8275       549,651 | 3.b.
   c. Total risk-based capital .............................................. | ////////////////// | 3792     1,851,080 | 3.c.
   d. Excess allowance for loan and lease losses ............................ | ////////////////// | A222        49,747 | 3.d.
   e. Risk-weighted assets .................................................. | ////////////////// | A223    16,322,316 | 3.e.
   f. "Average total assets" ................................................ | ////////////////// | A224    19,437,285 | 3.f.
                                                                              -------------------------------------------
                                                                              -------------------------------------------
                                                                              |     (Column A)     |     (Column B)     |
Items 4-9 and Memoranda items 1 and 2 are to be completed                     |       Assets       |   Credit Equiv-    |
by banks that answered NO to item 1 above and                                 |      Recorded      |    alent Amount    |
by banks with total assets of $1 billion or more.                             |       on the       |   of Off-Balance   |
                                                                              |   Balance Sheet    |   Sheet Items(2)   |
                                                                               -------------------- --------------------
4. Assets and credit equivalent amounts of off-balance sheet items            | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
   assigned to the Zero percent risk category:                                -------------------- --------------------
                                                                              | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet:                                   | ////////////////// | ////////////////// |
      (1) Securities issued by, other claims on, and claims unconditionally   | ////////////////// | ////////////////// |
          guaranteed by, the U.S. Government and its agencies and             | ////////////////// | ////////////////// |
          other OECD central governments .................................... | 3794     2,151,228 | ////////////////// | 4.a.(1)
      (2) All other ......................................................... | 3795       543,280 | ////////////////// | 4.a.(2)
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3796        31,888 | 4.b.
                                                                              -------------------------------------------
- --------------

(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.

(2) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-24
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

Schedule RC-R--Continued
                                                                                -------------------------------------------
                                                                                |     (Column A)     |     (Column B)     |
                                                                                |       Assets       |   Credit Equiv-    |
                                                                                |      Recorded      |    alent Amount    |
                                                                                |       on the       |   of Off-Balance   |
                                                                                |   Balance Sheet    |   Sheet Items(1)   |
                                                                                 -------------------- --------------------
                                                    Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
- -------------------------------------------------------------------------------- -------------------- --------------------
5. Assets and credit equivalent amounts of off-balance sheet items              | ////////////////// | ////////////////// |
   assigned to the 20 percent risk category:                                    | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet:                                     | ////////////////// | ////////////////// |
      (1) Claims conditionally guaranteed by the U.S. Government and            | ////////////////// | ////////////////// |
          its agencies and other OECD central governments ..................... | 3798       434,311 | ////////////////// | 5.a.(1)
      (2) Claims collateralized by securities issued by the U.S. Government     | ////////////////// | ////////////////// |
          and its agencies and other OECD central governments; by               | ////////////////// | ////////////////// |
          securities issued by U.S. Government-sponsored agencies; and          | ////////////////// | ////////////////// |
          by cash on deposit .................................................. | 3799        96,485 | ////////////////// | 5.a.(2)
      (3) All other ........................................................... | 3800     5,251,140 | ////////////////// | 5.a.(3)
   b. Credit equivalent amount of off-balance sheet items ..................... | ////////////////// | 3801       206,324 | 5.b.
6. Assets and credit equivalent amounts of off-balance sheet items              | ////////////////// | ////////////////// |
   assigned to the 50 percent risk category:                                    | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet .................................... | 3802       789,520 | ////////////////// | 6.a.
   b. Credit equivalent amount of off-balance sheet items ..................... | ////////////////// | 3803        35,076 | 6.b.
7. Assets and credit equivalent amounts of off-balance sheet items              | ////////////////// | ////////////////// |
   assigned to the 100 percent risk category:                                   | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet .................................... | 3804    11,812,356 | ////////////////// | 7.a.
   b. Credit equivalent amount of off-balance sheet items ..................... | ////////////////// | 3805     3,392,152 | 7.b.
8. On-balance sheet asset values excluded from the calculation of the           | ////////////////// | ////////////////// |
   risk-based capital ratio(2) ................................................ | 3806       (15,822)| ////////////////// | 8.
9. Total assets recorded on the balance sheet (sum of                           | ////////////////// | ////////////////// |
   items 4.a, 5.a, 6.a, 7.a, and 8, column A)(must equal Schedule RC,           | ////////////////// | ////////////////// |
   item 12 plus items 4.b and 4.c) ............................................ | 3807    21,062,498 | ////////////////// | 9.
                                                                                -------------------------------------------
Memoranda                                                                                            ----------------------
                                                                         Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
- ----------------------------------------------------------------------------------------------------- --------------------
1. Current credit exposure across all off-balance sheet derivative contracts covered by the          | ////////////////// |
   risk-based capital standards .................................................................... | 8764        71,253 | M.1.
                                                                                                     ----------------------
                                               ----------------------------------------------------------------------------
                                               |                       With a remaining maturity of                       |
                                               |--------------------------------------------------------------------------
                                               |       (Column A)       |       (Column B)       |       (Column C)       |
                                               |    One year or less    |     Over one year      |     Over five years    |
                                               |                        |  through five years    |                        |
2.  Notional principal amounts of               ------------------------ ------------------------ ------------------------
    off-balance sheet derivative contracts(3): | RCFD Tril Bil Mil Thou | RCFD Tril Bil Mil Thou | RCFD Tril Bil Mil Thou |
                                                ------------------------ ------------------------ ------------------------|
    a. Interest rate contracts ............... | 3809         4,326,479 | 8766         3,219,976 | 8767           577,744 | M.2.a.
    b. Foreign exchange contracts ............ | 3812           283,141 | 8769            48,368 | 8770                 0 | M.2.b.
    c. Gold contracts ........................ | 8771                 0 | 8772                 0 | 8773                 0 | M.2.c.
    d. Other precious metals contracts ....... | 8774                 0 | 8775                 0 | 8776                 0 | M.2.d.
    e. Other commodity contracts ............. | 8777             1,173 | 8778            11,392 | 8779                 0 | M.2.e.
    f. Equity derivative contracts ........... | A000                 0 | A001                 0 | A002                 0 | M.2.f.
                                               ----------------------------------------------------------------------------

- --------------

(1) Do not report in column B the risk-weighted amount of assets reported in column A.

(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above.  Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital.  Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.

(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926  FFIEC 031
Address:              P.O. Box 2558                                                                                       Page RC-25
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

                                        Optional Narrative Statement Concerning the Amounts
                                          Reported in the Reports of Condition and Income

                                               at close of business on June 30, 1996





- ---------------------------------------------------------------    ----------------------------------, ---------------------------

Texas Commerce Bank National Association                           Houston                             Texas


Legal Title of Bank                                                City                                State





The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public.
BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER
IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR
ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOM- ERS.
Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and
Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the
750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR
ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED
THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL
STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

- ----------------------------------------------------------------------------------------------------------------------------------
No comment | | (RCON 6979)                                                                                         | C471 | C472 |
                                                                                                                   ---------------
BANK MANAGEMENT STATEMENT (please type or print clearly):


(TEXT 6980)

                                                    /s/ KENNETH L. TILTON
                                                    ---------------------------------------------   --------------------------------
                                                    Signature of Executive Officer of Bank          Date of Signature

Legal Title of Bank:  Texas Commerce Bank National Association                      Call Date:   6/30/96  ST-BK: 48-3926
Address:              P.O. Box 2558
City, State   Zip:    Houston, TX  77252-2558
FDIC Certificate No.: | | | | | |
                      -----------
                       0 3 2 6 3

                                             THIS PAGE IS TO BE COMPLETED BY ALL BANKS

- ----------------------------------------------------------------------------------------------------------------------------------
                    NAME AND ADDRESS OF BANK                   |                 OMB No. For  OCC:  1557-0081
                                                               |                 OMB No. For FDIC:  3064-0052
                                                               |            OMB No. For Federal Reserve: 7100-0036
                                                               |                  Expiration Date:   3/31/99
                                                               |
                        PLACE LABEL HERE                       |                        SPECIAL REPORT
                                                               |                (Dollar Amounts in Thousands)
                                                               |
                                                                ------------------------------------------------------------------
                                                               | CLOSE OF BUSINESS  | FDIC Certificate Number  |             |
                                                               | DATE               |                          |    C-700    | (-
                                                               |                    |    | | | | | |           |             |
                                                               |         6/30/96    |     0 3 2 6 3            |             |
- ----------------------------------------------------------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
- ----------------------------------------------------------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition.
With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition.  Data regarding individual loans or other extensions of credit are not required.  If no such loans or other extensions of credit were made during the period, insert "none"
against subitem (a).  (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.)  See
Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively.  Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
- ----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 -----------------------------
a. Number of loans made to executive officers since the previous Call Report date .............. | RCFD 3561 |              1   a.
                                                                                                  ----------------------------
b. Total dollar amount of above loans (in thousands of dollars) ................................ | RCFD 3562 |            142   b.
                                                                                                 -----------------------------
c. Range of interest charged on above loans                            -------------------------------------------------------
   (example: 9 3/4% = 9.75) .......................................... | RCFD 7701 |    7.88 | %  to | RCFD 7702 |    7.88 | %  c.
                                                                       -------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------------





- ----------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                                      | DATE (Month, Day, Year)
                                                                                              |
                                                                                              |
 /s/ KENNETH L. TILTON, EXECUTIVE VICE PRESIDENT                                              |    7-31-96
- ----------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)                        | AREA CODE/PHONE NUMBER/EXTENSION
                                                                                              | (TEXT 8904)
Karen Gatenby, Vice President                                                                 |      (713) 216-5263
                                                                                              |
- ----------------------------------------------------------------------------------------------------------------------------------
FDIC 8040/53 (6-95)




                                      36
